Document and Entity Information	9 Months Ended
Jul. 03, 2011
Document Type	S-1
Amendment Flag	false
Document Period End Date	Jul 3, 2011
Entity Registrant Name	Optex Systems Holdings Inc
Entity Central Index Key	0001397016
Entity Filer Category	Smaller Reporting Company

Condensed Consolidated Balance Sheets (USD $)	Jul. 03, 2011	Oct. 03, 2010	Sep. 27, 2009
ASSETS
Cash	$ 682,000	$ 1,030,203	$ 915,298
Accounts Receivable	1,887,000	2,375,283	1,802,429
Net Inventory	6,143,000	5,889,786	8,013,881
Prepaid Expenses	50,000	244,981	318,833
Total Current Assets	8,762,000	9,540,253	11,050,441
Property and Equipment
Property Plant and Equipment	1,482,000	1,456,974	1,341,271
Accumulated Depreciation	(1,211,000)	(1,160,677)	(1,094,526)
Total Property and Equipment	271,000	296,297	246,745
Other Assets
Deferred Tax Asset - Long Term (net)	615,000	993,496	711,177
Security Deposits	21,000	20,684	20,684
Intangibles		0	1,965,596
Goodwill		0	7,110,415
Total Other Assets	636,000	1,014,180	9,807,872
Total Assets	9,669,000	10,850,730	21,105,058
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts Payable	878,000	763,440	2,497,322
Accrued Expenses	612,000	573,930	671,045
Accrued Warranties	25,000	25,000	81,530
Accrued Contract Losses	659,000	1,357,068	1,348,060
Credit Facility	400,000	1,106,852	0
Total Current Liabilities	2,574,000	3,826,290	4,597,957
Total Liabilities	2,574,000	3,826,290	4,597,957
Stockholders' Equity
Optex Systems Holdings, Inc. - (par $0.001, 200,000,000 authorized, 139,444,940 shares issued and outstanding	139,000	139,445	139,445
Additional Paid-in-capital	17,542,000	17,162,250	16,643,388
Retained Earnings (Deficit)	(10,586,000)	(10,277,256)	(275,733)
Total Stockholders' Equity	7,095,000	7,024,440	16,507,101
Total Liabilities and Stockholders' Equity	9,669,000	10,850,730	21,105,058
Series A Preferred Stock [Member]
Stockholders' Equity
Optex Systems Holdings, Inc. Preferred Stock ( $0.001 par 5,000 authorized, 1,027 series A preferred issued and outstanding	$ 0	$ 1	$ 1

Condensed Consolidated Balance Sheets [Parenthetical] (USD $)	Jul. 03, 2011	Oct. 03, 2010	Sep. 27, 2009
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	200,000,000	200,000,000	200,000,000
Common stock, shares issued	139,444,940	139,444,940	139,444,940
Common stock, shares outstanding	139,444,940	139,444,940	139,444,940
Series A Preferred Stock [Member]
Preferred stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	5,000	5,000	5,000
Preferred stock, shares issued	1,027	1,027	1,027
Preferred stock, shares outstanding	1,027	1,027	1,027

Condensed Consolidated Statements of Operations (USD $)	3 Months Ended		9 Months Ended		12 Months Ended		0 Months Ended
	Jul. 03, 2011	Jun. 27, 2010	Jul. 03, 2011	Jun. 27, 2010	Sep. 27, 2009 Successor [Member]	Oct. 03, 2010 Successor [Member]	Oct. 14, 2008 Predecessor [Member]
Revenues	$ 3,231,000	$ 5,905,000	$ 11,971,000	$ 18,139,000	$ 26,708,799	$ 22,902,277	$ 871,938
Total Cost of Sales	2,681,000	5,498,000	10,166,000	16,245,000	24,073,449	22,033,736	739,868
Gross Margin	550,000	407,000	1,805,000	1,894,000	2,635,350	868,541	132,070
General and Administrative
Total General and Administrative	592,000	759,000	1,741,000	2,191,000	2,839,422	10,705,883	57,246
Operating Income (Loss)	(42,000)	(352,000)	64,000	(297,000)	(204,072)	(9,837,342)	74,824
Other Expenses
Interest (Income) Expense - Net	10,000	27,000	64,000	66,000	170,078	89,338	9,492
Total Other	10,000	27,000	64,000	66,000	170,078	89,338	9,492
Income (Loss) Before Taxes	(52,000)	(379,000)	0	(363,000)	(374,150)	(9,926,680)	65,332
Current Income Taxes (Benefit)					426,514	(32,389)	0
Deferred Income Taxes (Benefit)	(17,000)	(169,000)	2,000	(243,000)	(711,177)	(282,319)	0
Net Income (Loss) After Taxes	(35,000)	(210,000)	(2,000)	(120,000)	(89,487)	(9,611,972)	65,332
Less preferred stock dividend	(104,000)	(98,000)	(307,000)	(290,000)	(186,246)	(389,551)	0
Net loss applicable to common shareholders	$ (139,000)	$ (308,000)	$ (309,000)	$ (410,000)	$ (275,733)	$ (10,001,523)	$ 65,332
Basic and diluted loss per share (in dollars per share)	$ 0	$ 0	$ 0	$ 0	$ 0	$ (0.07)	$ 6.53
Weighted Average Common Shares Outstanding (in shares)	139,444,940	139,444,940	139,444,940	139,444,940	126,290,753	139,444,940	10,000

Condensed Consolidated Statements of Cash Flows (USD $)	9 Months Ended		12 Months Ended		0 Months Ended
	Jul. 03, 2011	Jun. 27, 2010	Sep. 27, 2009 Successor [Member]	Oct. 03, 2010 Successor [Member]	Oct. 14, 2008 Predecessor [Member]
Cash flows from operating activities:
Net income (loss)	$ (2,000)	$ (120,000)	$ (89,487)	$ (9,611,972)	$ 65,332
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	50,000	826,000	2,161,486	1,103,732	9,691
(Gain) loss on impairment of intangible assets			0	8,038,431	0
Provision for allowance for inventory valuation	0	(107,000)	(146,266)	(129,152)	27,363
Noncash interest expense	22,000	16,000	159,780	19,707	9,500
Stock option compensation expense	73,000	72,000	39,528	97,311	0
(Increase) decrease in accounts receivable	488,000	(913,000)	(397,996)	(572,854)	1,049,802
(Increase) decrease in inventory (net of progress billed)	(253,000)	1,145,000	(2,483,686)	2,253,247	(863,566)
(Increase) decrease in other current assets	183,000	118,000	196,633	86,352	18,541
(Increase) decrease in deferred tax asset (net of valuation allowance)	378,000	(243,000)	(711,177)	(282,319)	0
Increase (decrease) in accounts payable and accrued expenses	143,000	(1,806,000)	733,453	(1,831,205)	(186,051)
Increase (decrease) in accrued warranty costs	0	(57,000)	(145,470)	(56,530)	0
Increase (decrease) in due to parent			0	0	1,428
Increase (decrease) in accrued estimated loss on contracts	(698,000)	(17,000)	541,479	9,008	(15,304)
Increase (decrease) in income taxes payable			0	0	0
Total adjustments	386,000	(966,000)	(52,236)	8,735,728	51,404
Net cash (used)/provided by operating activities	384,000	(1,087,000)	(141,723)	(876,244)	116,736
Cash flows from investing activities:
Cash received through Optex Texas acquisition			253,581	0	0
Purchased of property and equipment	(25,000)	(8,000)	(13,824)	(115,703)	(13,338)
Net cash (used in) provided by investing activities	(25,000)	(8,000)	239,757	(115,703)	(13,338)
Cash flows from financing activities:
Private placement net of stock issuance cost			1,024,529	0	0
Proceeds from/(Repayments to) credit facility (net)	(707,000)	959,000	0	1,106,852	0
Proceeds from loans payable	0	250,000	(207,265)	250,000	(20,000)
Repayments on loans payable	0	(250,000)	0	(250,000)	0
Net cash (used In) provided by financing activities	(707,000)	959,000	817,264	1,106,852	(20,000)
Net increase (decrease) in cash and cash equivalents	(348,000)	(133,000)	915,298	114,905	83,398
Cash and cash equivalents at beginning of period	1,030,203	915,298	0	915,298	170,183
Cash and cash equivalents at end of period	$ 682,000	$ 782,000	$ 915,298	$ 1,030,203	$ 253,581

Noncash Investing and Financing Activities (USD $)	9 Months Ended		12 Months Ended		0 Months Ended
	Jul. 03, 2011	Jun. 27, 2010	Sep. 27, 2009 Successor [Member]	Oct. 03, 2010 Successor [Member]	Oct. 14, 2008 Predecessor [Member]
Optex Delaware (Successor) Purchase of Optex Texas (Predecessor)
Cash Received			$ 253,581	$ 0	$ 0
Accounts Receivable			1,404,434	0	0
Inventory			5,383,929	0	0
Intangibles			4,036,790	0	0
Other Assets			632,864	0	0
Accounts Payable			(1,953,833)	0	0
Other Liabilities			(1,868,180)	0	0
Debt			(6,000,000)	0	0
Goodwill			7,110,415	0	0
Issuance of Stock			9,000,000	0	0
Conversion of Debt to Series A Preferred Stock Additional Paid in Capital (6,000,000 Debt Retirement plus Accrued Interest of $159,780)			6,159,780	0	0
Issuance of Common shares in exchange for Investor Relations Services Prepaid Expenses (1,030,000 shares issued at $0.001 par)			226,500	0	0
Issuance of Warrants as Debt Issuance Cost Additonal Paid in Capital (1,100,000 warrants)	0	32,000	0	32,000	0
Supplemental cash flow information:
Cash Paid for Interest	42,000	49,000	10,290	69,631	0
Cash Paid for Taxes	$ 0	$ 120,000	$ 488,799	$ 119,847	$ 0

Condensed Consolidated Statements of Cash Flows [Parenthetical] (Successor [Member], USD $)	12 Months Ended
	Sep. 27, 2009	Oct. 03, 2010
Common shares issued in Exchange for Investor Relations Services (in shares)	1,030,000
Par value of Common shares issued in Exchange for Investor Relations Services (in dollars per share)	$ 0.001
Number of warrants issued as debt issuance cost (in shares)		1,100,000
Series A Preferred Stock [Member]
Debt converted to Series A Preferred stock, Principal	$ 6,000,000
Debt converted to Series A Preferred stock, Accrued interest	$ 159,780

Consolidated Statement of Stockholders' Equity (USD $)		Total	Predecessor [Member] Common Stock [Member]	Predecessor [Member] Series A Preferred Stock [Member]	Predecessor [Member] Treasury Stock [Member]	Predecessor [Member] Additional Paid-in Capital [Member]	Predecessor [Member] Retained Earnings [Member]	Predecessor [Member]	Successor [Member] Common Stock [Member]	Successor [Member] Series A Preferred Stock [Member]	Successor [Member] Treasury Stock [Member]	Successor [Member] Additional Paid-in Capital [Member]	Successor [Member] Retained Earnings [Member]	Successor [Member]
Balance at Sep. 28, 2008			$ 164,834		$ (1,217,400)	$ 15,246,282	$ (5,910,700)	$ 8,283,016
Balance (in shares) at Sep. 28, 2008			10,000
Net Earnings (Loss) from continuing operations							65,332	65,332
Balance at Oct. 14, 2008			164,834	0	(1,217,400)	15,246,282	(5,845,368)	8,348,348	0	0	0	0	0	0
Balance (in shares) at Oct. 14, 2008			10,000	0					0	0
Issuance of Common Stock (1)	[1]								113,333	0	0	8,886,667	0	9,000,000
Issuance of Common Stock (1) (in shares)	[1]								113,333,282	0
Cancellation of Investor Relations Stock									(700)			(104,300)		(105,000)
Cancellation of Investor Relations Stock (in shares)									(700,000)
Investor Relations Common Stock Issued									480			143,520		144,000
Investor Relations Common Stock Issued (in shares)									480,000
Issuance of Common Stock									750			149,250		150,000
Issuance of Common Stock (in shares)									750,000
Conversion of 6,000,000 Debt and Interest to Series A preferred shares										1		6,159,780		6,159,781
Conversion of 6,000,000 Debt and Interest to Series A preferred shares (in shares)										1,027
Sustut Exploration Reorganization									17,450			170,050		187,500
Sustut Exploration Reorganization (in shares)									17,449,991
Stock Option Compensation Expense									0	0	0	39,528	0	39,528
Private Placement Sale of Stock									8,132	0	0	1,012,647	0	1,020,779
Private Placement Sale of Stock (in shares)									8,131,667	0
Accumulated Dividends on Preferred Stock												186,246	(186,246)	0
Net Earnings (Loss) from continuing operations									0	0	0	0	(89,487)	(89,487)
Balance at Sep. 27, 2009									139,445	1	0	16,643,388	(275,733)	16,507,101
Balance (in shares) at Sep. 27, 2009									139,444,940	1,027
Balance at Oct. 03, 2009									139,445	1	0	16,643,388	(275,733)	16,507,101
Balance (in shares) at Oct. 03, 2009									139,444,940	1,027
Stock Option Compensation Expense									0	0	0	97,311	0	97,311
Warrants Issued									0	0	0	32,000	0	32,000
Accumulated Dividends on Preferred Stock												389,551	(389,551)	0
Net Earnings (Loss) from continuing operations									0	0	0	0	(9,611,972)	(9,611,972)
Balance at Oct. 03, 2010									$ 139,445	$ 1	$ 0	$ 17,162,250	$ (10,277,256)	$ 7,024,440
Balance (in shares) at Oct. 03, 2010									139,444,940	1,027

[1]	After giving effect to the equivalent number of shares issued to existing Optex shareholders due to the reorganization.

Organization and Operations	9 Months Ended	12 Months Ended
	Jul. 03, 2011	Oct. 03, 2010
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure [Text Block]
Note 1 - Organization and Operations

On March 30, 2009, Optex Systems Holdings, Inc. (formerly known as Sustut Exploration, Inc.), a Delaware corporation (“Optex Systems Holdings”), along with Optex Systems, Inc., a privately held Delaware corporation (“Optex Systems, Inc. ”), which is a wholly-owned subsidiary of Optex Systems Holdings, entered into a reorganization agreement, pursuant to which Optex Systems, Inc. was acquired by Optex Systems Holdings in a share exchange transaction. Optex Systems Holdings became the surviving corporation. At the closing, there was a name change from Sustut Exploration, Inc. to Optex Systems Holdings, Inc., and its year end changed from December 31 to a fiscal year ending on the Sunday nearest September 30.

On October 14, 2008, certain senior secured creditors of Irvine Sensors Corporation, Longview Fund, L.P. and Alpha Capital Anstalt formed Optex Systems, Inc. , which acquired all of the assets and assumed certain liabilities of Optex Systems, Inc., a Texas corporation (“Optex Systems, Inc. (Texas)”), and a wholly-owned subsidiary of Irvine Sensors Corporation, in a transaction that was consummated via purchase at a public auction. Following this asset purchase, Optex Systems, Inc. (Texas) remained a wholly-owned subsidiary of Irvine Sensors Corporation.

In accordance with FASB ASC 805 Optex Systems, Inc.’s purchase of substantially all of the assets and assumption of certain liabilities represented the acquisition of a business. FASB ASC 805 outlines the guidance in determining whether a “business” has been acquired in a transaction. For a transferred set of activities and assets to be a business, it must contain all of the inputs and processes necessary for it to continue to conduct normal operations after the transferred set of assets is separated from the transferor, which include the ability to sustain a revenue stream by providing its outputs to customers. Optex Systems, Inc. obtained the inputs and processes necessary for normal operations.

On February 20, 2009, Sileas Corporation, a newly-formed Delaware corporation, owned by present members of Optex Systems Holdings’ management, purchased 100% of Longview's equity and debt interest in Optex Systems, Inc. (Longview’s interest in Optex Systems, Inc. then representing 90% of the issued and outstanding common equity interests in Optex Systems, Inc.), in a private transaction.

Optex Systems, Inc. operated as a privately-held Delaware corporation until March 30, 2009, when, as a result of a reverse merger transaction consummated pursuant to a reorganization agreement dated March 30, 2009, it became a wholly-owned subsidiary of Optex Systems Holdings. Sileas is the majority owner (parent) of Optex Systems Holdings, owning approximately 73.5% of the issued and outstanding equity interests in Optex Systems Holdings. The financial statements of Optex Systems Holdings represent subsidiary statements and do not include the accounts of its majority owner.

Optex Systems Holdings’ operations are based in Richardson, Texas in a leased facility comprising 49,100 square feet. As of July 3, 2011, Optex Systems Holdings operated with 79 full-time equivalent employees.

Optex Systems Holdings manufactures optical sighting systems and assemblies, primarily for Department of Defense applications. Its products are installed on a variety of U.S. military land vehicles, such as the Abrams and Bradley fighting vehicles, light armored and advanced security vehicles, and have been selected for installation on the Stryker family of vehicles. Optex Systems Holdings also manufactures and delivers numerous periscope configurations, rifle and surveillance sights and night vision optical assemblies. Optex Systems Holdings’ products consist primarily of build to customer print products that are delivered both directly to the military and to other defense prime contractors.

In February 2009, Optex Systems Holdings' ISO certification status was upgraded from 9001:2000 to 9001:2008, bringing Optex Systems Holdings into compliance with the new ISO standards rewritten to align with ISO 14001.

Note 1 - Organization and Operations

On March 30, 2009, Optex Systems Holdings, Inc., (formerly known as Sustut Exploration, Inc.), a Delaware corporation, along with Optex Systems, Inc., a privately held Delaware corporation, which is a wholly-owned subsidiary of Optex Systems Holdings’ , also known as Successor, entered into a reorganization agreement and plan of reorganization, pursuant to which Optex Systems, Inc. (Delaware) was acquired by Optex Systems Holdings in a share exchange transaction. Optex Systems Holdings became the surviving corporation. At the closing, Optex Systems Holdings changed its name from Sustut Exploration Inc. to Optex Systems Holdings, Inc. and its year end from December 31 to a fiscal year ending on the Sunday nearest September 30.

On October 14, 2008, certain senior secured creditors of Irvine Sensors Corporation, Longview Fund, L.P. and Alpha Capital Anstalt, formed Optex Systems, Inc. (Delaware), which acquired all of the assets and assumed certain liabilities of Optex Systems, Inc., a Texas corporation and wholly-owned subsidiary of Irvine Sensors Corporation, also known as Predecessor, in a transaction that was consummated via purchase at a public auction. Following this asset purchase, Optex Systems, Inc. (Texas) remained a wholly-owned subsidiary of Irvine Sensors Corporation.

In accordance with FASB ASC 805 (Prior authoritative literature: SFAS No. 141(R), “Business Combinations” and EITF 98-3 “Determining Whether a Non-monetary Transaction Involves Receipt of Productive Assets or of a Business”) Optex Systems, Inc. (Delaware)’s purchase of substantially all of the assets and assumption of certain liabilities represented the acquisition of a business. FASB ASC 805 outlines the guidance in determining whether a “business” has been acquired in a transaction. For a transferred set of activities and assets to be a business, it must contain all of the inputs and processes necessary for it to continue to conduct normal operations after the transferred set of assets is separated from the transferor, which include the ability to sustain a revenue stream by providing its outputs to customers. Optex Systems, Inc. (Delaware) obtained the inputs and processes necessary for normal operations.

Optex Systems, Inc. (Texas) was a privately held Subchapter “S” Corporation from inception in 1987 until December 30, 2005 when 70% of the issued and outstanding stock was acquired by Irvine Sensors Corporation, and Optex Systems, Inc. (Texas) was automatically converted to a Subchapter “C” Corporation. On December 29, 2006, the remaining 30% equity interest in Optex Systems, Inc. (Texas) was purchased by Irvine Sensors Corporation.

On February 20, 2009, Sileas Corporation., a newly-formed Delaware corporation, owned by present members of Optex Systems Holdings’ management, purchased 100% of Longview's equity and debt interest in Optex Systems, Inc. (Delaware), representing 90% of the issued and outstanding common equity interests in Optex Systems, Inc. (Delaware), in a private transaction. See Note 4.

Optex Systems, Inc. (Delaware) operated as a privately-held Delaware corporation until March 30, 2009, when as a result of the reorganization agreement (described above and also in Note 5), it became a wholly-owned subsidiary of Optex Systems Holdings. Sileas is the majority owner (parent) of Optex Systems Holdings owning 73.52% of Optex Systems Holdings. Optex Systems Holdings plans to carry on the business of Optex Systems, Inc. (Delaware) as its sole line of business and all of Optex Systems Holdings’ operations are conducted by and through its wholly-owned subsidiary, Optex Systems, Inc. (Delaware). Accordingly, in subsequent periods the financial statements presented will be those of the accounting acquirer. The financial statements of Optex Systems Holdings represent subsidiary statements and do not include the accounts of its majority owner.

Optex Systems Holdings’ operations are based in Richardson, Texas in a leased facility comprising 49,100 square feet. As of December 13, 2010, Optex Systems Holdings operated with 89 full-time equivalent employees.

Optex Systems Holdings manufactures optical sighting systems and assemblies, primarily for Department of Defense applications. Its products are installed on a variety of U.S. military land vehicles such as the Abrams and Bradley fighting vehicles, light armored and advanced security vehicles and have been selected for installation on the Stryker family of vehicles. Optex Systems Holdings also manufactures and delivers numerous periscope configurations, rifle and surveillance sights and night vision optical assemblies. Optex Systems Holdings’ products consist primarily of build to customer print products that are delivered both directly to the military and to other defense prime contractors.

In February 2009, Optex Systems Holdings’ ISO certification status was upgraded from 9001:2000 to 9001:2008 bringing Optex Systems Holdings into compliance with the new ISO standards rewritten to align with ISO 14001.

Accounting Policies	9 Months Ended	12 Months Ended
	Jul. 03, 2011	Oct. 03, 2010
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
Note 2 - Accounting Policies

Basis of Presentation

Principles of Consolidation:   The consolidated financial statements include the accounts of Optex Systems Holdings and its wholly-owned subsidiary, Optex Systems, Inc. All significant inter-company balances and transactions have been eliminated in consolidation.

These financial statements have been presented as subsidiary-only financial statements, reflecting the statements of operations and cash flows of the subsidiary as a stand-alone entity.

The condensed consolidated financial statements of Optex Systems Holdings included herein have been prepared by Optex Systems Holdings, without audit, pursuant to the rules and regulations of the SEC. Certain information and footnote disclosures normally included in financial statements prepared in conjunction with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although Optex Systems Holdings believes that the disclosures are adequate to make the information presented not misleading. These condensed consolidated financial statements should be read in conjunction with the annual audited financial statements and the notes thereto included in the Optex Systems Holdings’ Form 10-K and other reports filed with the SEC.

The accompanying unaudited interim financial statements reflect all adjustments of a normal and recurring nature which are, in the opinion of management, necessary to present fairly the financial position, results of operations and cash flows of Optex Systems Holdings for the interim periods presented. The results of operations for these periods are not necessarily comparable to, or indicative of, results of any other interim period or for the fiscal year taken as a whole. Certain information that is not required for interim financial reporting purposes has been omitted.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

Inventory: Inventory is recorded at the lower of cost or market value, and adjusted, as necessary, for decreases in valuation and obsolescence. Adjustments to the valuation and obsolescence reserves are made after analyzing market conditions, current and projected sales activity, inventory costs and inventory balances to determine appropriate reserve levels. Cost is determined using the first-in first-out method. Under arrangements by which progress payments are received against certain contracts, the customer retains a security interest in the undelivered inventory identified with these contracts. Payments received for such undelivered inventory are classified as unliquidated progress payments and deducted from the gross inventory balance. As of July 3, 2011 and October 3, 2010, inventory included:

	(Thousands )
	As of July 3, 2011	As of October 3, 2010
	(unaudited)
Raw Materials	$4,089	$4,343
Work in Process	2,727	2,824
Finished Goods	412	366
Gross Inventory	$7,228	$7,533
Less:
Unliquidated Progress Payments	(659)	(1,217)
Inventory Reserves	(426)	(426)
Net Inventory	$6,143	$5,890

Stock-Based Compensation: FASB ASC 718 establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services, but primarily focuses on transactions whereby an entity obtains employee services for share-based payments. FASB ASC 718 requires that the compensation cost relating to share-based payment transactions be recognized in the financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments.

The Company’s accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of FASB ASC 505-50 .   The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor’s performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement. Stock-based compensation related to non-employees is accounted for based on the fair value of the related stock or options or the fair value of the services, whichever is more readily determinable in accordance with FASB ASC 718.

Income Tax/Deferred Tax:   FASB ASC 740 requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on differing treatment of items for financial reporting and income tax reporting purposes. The deferred tax balances are adjusted to reflect tax rates by tax jurisdiction, based on currently enacted tax laws, which will be in effect in the years in which the temporary differences are expected to reverse. Under FASB ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations. Optex Systems Holdings has recognized deferred income tax benefits on net operating loss carry-forwards to the extent Optex Systems Holdings believes it will be able to utilize them in future tax filings. The difference between the income tax expense and pretax accounting income is primarily attributable non-deductible expenses representing permanent timing differences between book income and taxable income during the nine months ended July 3, 2011.

Earnings per Share: Basic earnings per share is computed by dividing income available for common shareholders (the numerator) by the weighted average number of common shares outstanding (the denominator) for the period. Diluted earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock.

The potentially dilutive securities that Optex Systems Holdings has outstanding are convertible preferred stock, stock options and warrants. In computing the dilutive effect of convertible preferred stock, the numerator is adjusted to add back any convertible preferred dividends, and the denominator is increased to assume the conversion of the number of additional common shares. Optex Systems Holdings uses the Treasury Stock Method to compute the dilutive effect of stock options and warrants. Convertible preferred stock, stock options and warrants that are anti-dilutive are excluded from the calculation of diluted earnings per common share.

For the three and nine months ended July 3, 2011, 1,027 shares of Series A preferred stock, 2,537,649 stock options and 9,948,667 warrants were excluded as anti-dilutive. For the three and nine months ended June 27, 2010, 1,027 shares of Series A preferred stock, 2,655,649 stock options and 9,948,667 warrants were excluded as anti-dilutive.

Reclassification: Certain expenses reflected in the financial statements for the nine months ended June 27, 2010 have been reclassified to conform with the current year presentation. Effective October 4, 2010 (the beginning of the current fiscal year), all financials have been converted from whole dollars and presented to the nearest thousand.

Note 2 - Accounting Policies

Basis of Presentation

Principles of Consolidation: The consolidated financial statements include the accounts of Optex Systems Holdings and its wholly-owned subsidiary, Optex Systems, Inc. (Delaware). All significant inter-company balances and transactions have been eliminated in consolidation.

The accompanying financial statements include the results of operations, changes in stockholders equity and statements of cash flows, for the periods from October 15, 2008 through September 30, 2009 and September 28, 2009 through October 3, 2010 and the balance sheets at October 3, 2010 and September 30, 2009 of Optex Systems, Inc. (Delaware), the accounting acquirer in the Sustut reorganization and the Successor in the October 14, 2008 Optex Systems, Inc. (Texas) asset purchase transaction. The accompanying financial statements also include the results of operations, changes in stockholders’ equity and cash flows for the period from September 29, 2008 through October 14, 2008 of Optex Systems, Inc. (Texas), Predecessor.

Although, Optex Systems, Inc. (Texas) (Predecessor) has been majority owned by various parent companies described in the preceding paragraphs, no accounts of the parent companies or the effects of consolidation with any parent companies have been included in the accompanying financial statements. The Optex Systems, Inc. (Texas) accounts have been presented on the basis of push down accounting in accordance with FASB ASC 805-50-S99 (Prior authoritative literature: Staff Accounting Bulletin No. 54 Application of “Push Down” Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ). FASB ASC 805-50-S99 states that the push down basis of accounting should be used in a purchase transaction in which the entity becomes wholly-owned. Under the push down basis of accounting certain transactions incurred by the parent company, which would otherwise be accounted for in the accounts of the parent, are “pushed down” and recorded on the financial statements of the subsidiary. Accordingly, items resulting from the Optex Systems, Inc. (Texas) purchase transaction such as goodwill, debt incurred by the parent to acquire the subsidiary and other costs related to the purchase have been   recorded on the financial statements of Optex Systems Holdings.

Upon completing the business combination with Sustut on March 30, 2009, Optex Systems Holdings elected to change its fiscal year to match that of Optex Systems, Inc. (Delaware). Accordingly, all activity of the combined companies was presented as of the quarter’s end of the accounting acquirer, which was March 29, 2009.

Although the effective date of the merger was March 30, 2009, all transactions related to the business combination (and only those transactions), with Sustut have been reflected as if they had taken place one day prior (on March 29, 2009) so as to coincide with the accounting acquirer’s quarter end of March 29, 2009. See Note 5 for details of the reorganization.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

Segment Reporting: Management has determined that Optex Systems Holdings, Inc. is organized, managed and internally reported as one business segment. Segments are determined based on differences in products, internal reporting and how operational decisions are made.

Fiscal Year: Optex’s fiscal year ends on the Sunday nearest September 30. Fiscal year 2009 ended on October 3, 2010 and included 53 weeks. Fiscal year 2009 ended on September 30, 2009 and included 52 weeks.

Fair Value of Financial Instruments: FASB ASC 825-10 (Prior authoritative literature: FASB No. 107, " Disclosures about Fair Value of Financial Instruments) ," requires disclosure of fair value information about certain financial instruments, including, but not limited to, cash and cash equivalents, accounts receivable, refundable tax credits, prepaid expenses, accounts payable, accrued expenses, notes payable to related parties and convertible debt-related securities. Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of fiscal years ended October 3, 2010 and September 28, 2008. The carrying value of the balance sheet financial instruments included in Optex Systems, Inc. (Texas)’s consolidated financial statements approximated their fair values.

Cash and Cash Equivalents: For financial statement presentation purposes, Optex considers those short-term, highly liquid investments with original maturities of three months or less to be cash or cash equivalents.

Concentration of Credit Risk: Optex’s cash and cash equivalents are on deposit with banks. Only a portion of the cash and cash equivalents would be covered by deposit insurance and the uninsured balances are substantially greater than the insured amounts. Although cash and cash equivalent balances exceed insured deposit amounts, management does not anticipate non-performance by the banks.

Optex revenues and accounts receivables for fiscal year ended October 3, 2010 are derived from sales to U.S. government agencies (39%), General Dynamics (51%) or other prime government contractors (10%). Optex does not believe that this concentration results in undue credit risk because of the financial strength of the payees.

Accounts Receivable: Optex records its accounts receivable at the original sales invoice amount less liquidations for previously collected advance/progress bills and an allowance for doubtful accounts. An account receivable is considered to be past due if any portion of the receivable balance is outstanding beyond its scheduled due date. On a quarterly basis, Optex evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on its history of past write-offs and collections, and current credit conditions. No interest is accrued on past due accounts receivable. As the customer base is primarily U.S. government and government prime contractors, Optex has concluded that there is no need for an allowance for doubtful accounts for the years ended October 3, 2010 and September 30, 2009. Optex charges uncollectible accounts to bad debt expense in the period as they are first deemed uncollectible. In 2010, there was no bad debt expense associated with uncollectable accounts. In 2009, Optex Systems Holdings recorded  $35,297 in bad debt expense attributable to one customer that went out of business.

Inventory: Inventory is recorded at the lower of cost or market, and adjusted as appropriate for decreases in valuation and obsolescence. Adjustments to the valuation and obsolescence reserves are made after analyzing market conditions, current and projected sales activity, inventory costs and inventory balances to determine appropriate reserve levels. Cost is determined using the first-in first-out method. Under arrangements by which progress payments are received against certain contracts, the customer retains a security interest in the undelivered inventory identified with these contracts. Payments received for such undelivered inventory are classified as unliquidated progress payments and deducted from the gross inventory balance. As of October 3, 2010, and September 30, 2009 inventory included:

	As of October 3, 2010	As of September 30, 2009

Raw Materials	$4,343,168	$7,161,241
Work in Process	2,823,501	4,043,308
Finished Goods	366,110	245,056
Gross Inventory	$7,532,779	$11,449,605
Less:
Unliquidated Progress Payments	(1,217,319)	(2,880,898)
Inventory Reserves	(425,674)	(554,826)
Net Inventory	$5,889,786	$8,013,881

Optex Systems Holdings conducts an annual physical inventory in the fourth quarter of each fiscal year. The accounting records are adjusted to reflect any changes in the physical inventory valuation as compared to the book carrying values based on the results of the physical inventory. In 2010, Optex Systems recognized a loss of ( $919,470) as compared to a net gain in the period ending September 30, 2009 of  $166,179. The inventory loss was primarily attributable to higher than expected manufacturing costs across both our Periscope and Howitzer production lines. The loss is a result of lower production volume in the second half of fiscal year 2010 which impacted material pricing, scrap, and labor efficiencies resulting in cost overruns for these products carried in inventory as compared to the estimates at completion.

Warranty Costs: Some of Optex Systems Holdings’ customers require that the company warrant the quality of its products to meet customer requirements and be free of defects for up to fifteen months subsequent to delivery. In the years ended October 3, 2010 and September 30, 2009, Optex Systems Holdings, Inc. recognized income of  $56,530, and  $145,470, respectively, related to improvements in the warranty experience rate for warranties expiring in each of the respective years. Future warranty costs are based on the estimated cost of replacement for expected returns based upon our most recent experience rate of defects as a percentage of warranty covered sales.

Property and Equipment: Property and equipment are recorded at cost. Depreciation is computed using the straight line method over the estimated useful lives of the assets, ranging from three to seven years. Expenditures for renewals and betterments are capitalized. Expenditures for minor items, repairs and maintenance are charged to operations as incurred. Gain or loss upon sale or retirement due to obsolescence is reflected in the operating results in the period the event takes place.

Goodwill and Other Intangible Assets: Goodwill represents the cost of acquired businesses in excess of fair value of the related net assets at acquisition. (See also notes 4 and 11). Optex Systems Holdings does not amortize goodwill, but tests it annually for impairment using a fair value approach during the fiscal fourth quarter and between annual testing periods, if circumstances warrant. The performance of the test involves a two-step process. The first step of the impairment test involves comparing the fair values of the applicable reporting units with their aggregate carrying values, including goodwill. We generally determine the fair value of our reporting units using the income approach methodology of valuation that includes the discounted cash flow method as well as other generally accepted valuation methodologies, which requires significant judgment by management. If the carrying amount of a reporting unit exceeds the reporting unit’s fair value, we perform the second step of the goodwill impairment test to determine the amount of impairment loss. The second step of the goodwill impairment test involves comparing the implied fair value of the affected reporting unit’s goodwill with the carrying value of that goodwill. These impairment tests may result in impairment charges that could have a material adverse impact on our results of operations. The goodwill of Optex Systems Holdings was reviewed as of October 3, 2010. The review indicated that goodwill was impaired, as determined based on the projected cash flows over the next three years. The cash flow projections took into effect the expected net sales and corresponding expenses against those sales in the respective years. The impairment loss for goodwill was  $7,110,415. The goodwill was written off as a component of general and administrative operating expenses during fiscal year 2010.

Optex amortizes the cost of other intangibles over their estimated useful lives, unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. The identified amortizable intangible assets at October 3, 2010 related to the acquisition of Optex Systems, Inc. (Delaware) from Irvine Sensors as of October 14, 2008 and consisted of customer backlog, with initial useful lives ranging from one to five years. (See note 4 and 11). The identified amortizable intangible assets at September 28, 2008 related to the acquisition of Optex Systems, Inc. (Texas) by Irvine Sensors and consisted of non-competition agreements and customer backlog, with initial useful lives ranging from two to eight years. (See note 4 and 11).

Intangible assets with indefinite lives are tested annually for impairment, during the fiscal fourth quarter and between annual periods, if impairment indicators exist, and are written down to fair value as required. As of October 3, 2010, the intangible assets were reviewed in light of a reduction of expected delivery orders against contracted orders and higher than expected costs on those orders. The review indicated that intangible assets were impaired, as determined based on a projected cash flow analysis of our future operations. The cash flow projections took into effect the expected net sales from the customer backlog as of October 14, 2008 and the corresponding expenses against those sales in the respective years. The impairment loss recorded in 2010 for intangible assets was  $928,016 and was split between cost of goods sold and general and administrative costs in the amount of  $150,534, and  $777,482, respectively. As of October 3, 2010, after impairment, the total balance of unamortized intangible assets and goodwill was zero.

Impairment or Disposal of Long-Lived Assets: Optex Systems Holdings adopted the provisions of FASB ASC 360-10 (Prior authoritative literature FASB No. 144, “ Accounting for the Impairment or Disposal of Long-lived Assets .”) This standard requires, among other things, that long-lived assets be reviewed for potential impairment whenever events or circumstances indicate that the carrying amounts may not be recoverable. The assessment of possible impairment is based on the ability to recover the carrying value of the asset from the expected future pre-tax cash flows (undiscounted and without interest charges) of the related operations. If these expected cash flows are less than the carrying value of such asset, an impairment loss is recognized for the difference between estimated fair value and carrying value. The primary measure of fair value is based on discounted cash flows. The measurement of impairment requires management to make estimates of these cash flows related to long-lived assets, as well as other fair value determinations.

Revenue Recognition: Optex Systems Holdings recognizes revenue based on the modified percentage of completion method utilizing the units-of-delivery method, in accordance with FASB ASC 605-35 (Prior authoritative literature: SOP 81-1 “ Accounting for Performance of Construction–Type and Certain Production –Type Contracts”) :

The units-of-delivery method recognizes as revenue the contract price of units of a basic production product delivered during a period and as the cost of earned revenue the costs allocable to the delivered units; costs allocable to undelivered units are reported in the balance sheet as inventory or work in progress. The method is used in circumstances in which an entity produces units of a basic product under production-type contracts in a continuous or sequential production process to buyers' specifications.
Optex Systems Holdings contracts are fixed price production type contracts whereby a defined order quantity is delivered to the customer during a continuous or sequential production process tailored to the buyer’s specifications (build to print). Optex Systems Holdings’ deliveries against these contracts generally occur in monthly increments across fixed delivery periods spanning from 3 to 36 months.

Estimated Costs at Completion and Accrued Loss on Contracts: Optex Systems Holdings reviews and reports on the performance of its contracts and production orders against the respective resource plans for such contracts/orders. These reviews are summarized in the form of estimates at completion. Estimates at completion include Optex Systems Holdings’ incurred costs to date against the contract/order plus management's current estimates of remaining amounts for direct labor, material, other direct costs and subcontract support and indirect overhead costs based on the completion status and future contractual requirements for each order. If an estimate at completion indicates a potential overrun (loss) against a fixed price contract/order, management generally seeks to reduce costs and /or revise the program plan in a manner consistent with customer objectives in order to eliminate or minimize any overrun and to secure necessary customer agreement to proposed revisions.

If an estimate at completion indicates a potential overrun against budgeted resources for a fixed price contract/order, management first attempts to implement lower cost solutions to still profitably meet the requirements of the fixed price contract. If such solutions do not appear practicable, management makes a determination whether to seek renegotiation of contract or order requirements from the customer. If neither cost reduction nor renegotiation appears probable, an accrual for the contract loss/overrun is recorded against earnings and the loss is recognized in the first period the loss is identified based on the most recent estimates at completion of the particular contract or product order.

For the fiscal years ended October 3, 2010 and September 30, 2009, estimated loss reserves were  $1,357,068 and  $1,348,060, respectively. During 2010, Optex Systems Holdings realized increases losses against the Howitzer programs of  $1,139,659 of which  $762,864 relates specifically to production issues encountered on one of our Howitzer product lines. Contract losses attributable to program deliveries during the fiscal year 2010 were  $1,130,651 for a net increase of  $9,008 in the ending reserve balance. Increased losses were primarily attributable to manufacturing issues on our U.S. government Howitzers culminating in higher material scrap and labor hours, combined with a reduction in total production volume in 2010 which further impacted production efficiencies across all product lines. Optex Systems Holdings has requested an equitable adjustment on this program due to significant design issues impacting the manufacturability of the product. As there is no guarantee that the request will be granted in part or in full, we realized the entire loss in fiscal year 2010. However, we believe there is a reasonable possibility that we will be able to recover a substantial amount of the incurred loss in fiscal year 2012 pending the outcome of the negotiations.

Government Contracts: Virtually all of Optex Systems Holdings’ contracts are prime or subcontracted directly with the Federal government and as such, are subject to Federal Acquisition Regulation (Federal Acquisition Regulation) Subpart 49.5, “Contract Termination Clauses” and more specifically Federal Acquisition Regulation clauses 52.249-2 “Termination for Convenience of the Government (Fixed-Price)”, and 49.504 “Termination of fixed-price contracts for default”. These clauses are standard clauses on prime military contracts and are generally, “flowed down” to Optex Systems Holdings as subcontractors on other military business. It has been Optex Systems Holdings’ experience that the termination for convenience is rarely invoked, except where it has been mutually beneficial for both parties. Optex Systems Holdings is not currently aware of any pending terminations for convenience or default on its existing contracts.
In the event a termination for convenience were to occur, these Federal Acquisition Regulation clause 52.249-2 provides for full recovery of all contractual costs and profits reasonably occurred up to and as a result of the terminated contract. In the event a termination for default were to occur, Optex Systems Holdings could be liable for any excess cost incurred by the government to acquire supplies from another supplier similar to those terminated from Optex Systems Holdings. Optex Systems Holdings would not be liable for any excess costs if the failure to perform the contract arises from causes beyond the control and without the fault or negligence of the company as defined by Federal Acquisition Regulation clause 52.249-8. In addition, the government may require Optex Systems Holdings to transfer title and deliver to the government any completed supplies, partially completed supplies and materials, parts, tools, dies, jigs, fixtures, plans, drawings, information, and contract rights that Optex Systems Holdings has specifically produced or acquired for the terminated portion of this contract. The government shall pay contract price for completed supplies delivered and accepted, and Optex Systems Holdings and the government would negotiate an agreed upon amount of payment for manufacturing materials delivered and accepted and for the protection and preservation of the property. Failure to agree on an amount for manufacturing materials is subject to the Federal Acquisition Regulation Disputes clause 52.233-1.

In some cases, Optex Systems Holdings may receive orders subject to subsequent price negotiation on contracts exceeding the federal government simplified acquisition threshold of  $650,000 prior to October 1, 2010 and  $700,000 subsequent to October 1, 2010. These “undefinitized” contracts are considered firm contracts but as Cost Accounting Standards Board covered contracts, they are subject to the Truth in Negotiations Act disclosure requirements and downward only price negotiation. As of October 3, 2010 and September 30, 2009, Optex Systems had no booked orders that fell under this criteria. Optex Systems Holdings’ experience has been that the historically negotiated price differentials have been immaterial and accordingly, it does not anticipate any significant downward adjustments on these booked orders.

Shipping and Handling Costs: All shipping and handling costs are included as a component of cost of goods sold.

Stock-Based Compensation: In December 2004, FASB issued FASB ASC 718 (Prior authoritative literature: SFAS No. 123R, “Share-Based Payment”) . FASB ASC 718 establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. FASB ASC 718 focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. FASB ASC 718 requires that the compensation cost relating to share-based payment transactions be recognized in the financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued.

Optex Systems Holdings’ accounting policy for equity instruments issued to consultants and vendors in exchange for goods and services follows the provisions of FASB ASC 505-50 (Prior authoritative literature: EITF 96-18, “Accounting for Equity Instruments That are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” and EITF 00-18 , “Accounting Recognition for Certain Transactions Involving Equity Instruments Granted to Other Than Employees”). The measurement date for the fair value of the equity instruments issued is determined at the earlier of (i) the date at which a commitment for performance by the consultant or vendor is reached or (ii) the date at which the consultant or vendor’s performance is complete. In the case of equity instruments issued to consultants, the fair value of the equity instrument is recognized over the term of the consulting agreement. Stock-based compensation related to non-employees is accounted for based on the fair value of the related stock or options or the fair value of the services, whichever is more readily determinable in accordance with FASB ASC 718.

Income Tax/Deferred Tax: FASB ASC 740 (Prior Authoritative Literature: SFAS No. 109, “Accounting for Income Taxes”), requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on differing treatment of items for financial reporting and income tax reporting purposes. The deferred tax balances are adjusted to reflect tax rates by tax jurisdiction, based on currently enacted tax laws, which will be in effect in the years in which the temporary differences are expected to reverse. Optex Systems Holdings has recognized deferred income tax benefits on net operating loss carry-forwards to the extent Optex Systems Holdings believes it will be able to utilize them in future tax filings.

Earnings per Share: Basic earnings per share is computed by dividing income available to common shareholders (the numerator) by the weighted-average number of common shares outstanding (the denominator) for the period. Diluted earnings per common share gives effect to the assumed exercise of stock options when dilutive. Diluted earnings per share is computed by assuming that any dilutive convertible securities outstanding were converted, with related preferred stock dividend requirements and outstanding common shares adjusted accordingly. It is also assumes that outstanding common shares were increased by shares issuable upon exercise of those stock options for which market price exceeds the exercise price, less shares which could have been purchased by us with the related proceeds. In period of losses, diluted loss per share is computed on the same basis as basic loss per share as the inclusion of any other potential shares outstanding would be anti-dilutive.

If Optex Systems Holdings had recorded income applicable to common shareholders for the period September 30, 2009 through October 3, 2010 , weighted average number of common shares outstanding would have increased by 43,288,096 and for the period October 15, 2008 through September 30, 2009, weighted average number of common shares outstanding would have increased by 42,570,745, reflecting the addition of dilutive securities in the calculation of diluted earnings per share.

Recent Accounting Pronouncements	12 Months Ended
Oct. 03, 2010
Accounting Changes and Error Corrections [Abstract]
Accounting Changes and Error Corrections [Text Block]
Note 3 - Recent Accounting Pronouncements

In June 2008, FASB issued FASB ASC 260-10-55 (Prior authoritative literature: FASB Staff Position EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities”). FASB ASC 260-10-55 clarifies that share-based payment awards that entitle their holders to receive nonforfeitable dividends or dividend equivalents before vesting should be considered participating securities. As participating securities, we will be required to include these instruments in the calculation of our basic earnings per share, and we will need to calculate basic earnings per share using the "two-class method." Restricted stock is currently included in our dilutive earnings per share calculation using the treasury stock method. The two-class method of computing earnings per share is an earnings allocation formula that determines earnings per share for each class of common stock and participating security according to dividends declared (or accumulated) and participation rights in undistributed earnings. FASB ASC 260-10-55 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, Optex Systems Holdings adopted these provisions at the beginning of the fiscal year ending October 3, 2010. Adoption of FASB ASC 260-10-55 did not have a material effect on Optex Systems Holdings’ financial statements.

In May 2009, FASB issued FASB ASC 855-10 (Prior authoritative literature: SFAS No. 165, "Subsequent Events"). FASB ASC 855-10 establishes principles and requirements for the reporting of events or transactions that occur after the balance sheet date, but before financial statements are issued or are available to be issued. FASB ASC 855-10 is effective for financial statements issued for fiscal years and interim periods ending after June 15, 2009. As such, Optex Systems Holdings adopted these provisions at the beginning of the interim period ended June 28, 2009. Adoption of FASB ASC 855-10 did not have a material effect on Optex Systems Holdings’ financial statements.

In February 2010, FASB issued ASU 2010-09 “Subsequent Event (Topic 855) Amendments to Certain Recognition and Disclosure Requirements”. ASU 2010-09 removes the requirement for an SEC filer to disclose a date in both issued and revised financial statements. Revised financial statements include financial statements revised as a result of either correction of an error or retrospective application of GAAP. All of the amendments in ASU 2010-09 are effective upon issuance of the final ASU, except for the use of the issued date for conduit debt obligors, which is effective for interim or annual periods ending after June 15, 2010. The Company adopted ASU 2010-09 in February 2010 and therefore omitted the disclosure previously required as referenced above.
In June 2009, FASB issued ASC 105-10 (Prior authoritative literature: SFAS No. 168, "The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles - a replacement of FASB Statement No. 162" ).FASB ASC 105-10 establishes the FASB Accounting Standards Codification TM (Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. FASB ASC 105-10 is effective for financial statements issued for fiscal years and interim periods ending after September 15, 2009. As such, Optex Systems Holdings adopted these provisions at the beginning of the interim period ending October 3, 2010. Adoption of FASB ASC 105-10 did not have a material effect on Optex Systems Holding’s financial statements.

In September 2006, the FASB issued FASB ASC 820-10 (Prior authoritative literature: FASB Statement 157, “ Fair Value Measurements”) . FASB ASC 820-10 defines fair value, establishes a framework for measuring fair value under GAAP and expands disclosures about fair value measurements. FASB ASC 820-10 applies under other accounting pronouncements that require or permit fair value measurements. Accordingly, FASB ASC 820-10 does not require any new fair value measurements. However, for some entities, the application of FASB ASC 820-10 will change current practice. The changes to current practice resulting from the application of FASB ASC 820-10 relate to the definition of fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. The provisions of FASB ASC 820-10 are effective as of January 1, 2008, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. However, delayed application of this statement is permitted for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), until fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The adoption of FASB ASC 820-10 did not have a material impact on Optex Systems Holdings’ financial position, results of operations, or cash flows.

In December 2007, FASB issued FASB ASC 805 (Prior authoritative literature: SFAS No. 141(R), “Business Combinations”) and FASB ASC 810-10-65 (Prior authoritative literature: SFAS No. 160, “Accounting and Reporting of Noncontrolling Interest in Consolidated Financial Statements, an amendment of ARB No. 51”) . These new standards will significantly change the accounting for and reporting of business combinations and non-controlling (minority) interests in consolidated financial statements. FASB ASC 805 and FASB ASC 810-10-65 are required to be adopted simultaneously and are effective for the first annual reporting period beginning on or after December 15, 2008. Earlier adoption is prohibited. As such, Optex Systems Holdings adopted these provisions at the beginning of the annual reporting period beginning September 28, 2009. Adoption of FASB ASC 805 and FASB ASC 810-10-65 did not have a material effect on Optex Systems Holding’s financial statements.
In March 2008, FASB issued FASB ASC 815-10 (Prior authoritative literature: SFAS No. 161, " Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ”). FASB ASC 815-10 requires enhanced disclosures about an entity’s derivative and hedging activities. FASB ASC 815-10 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 with early application encouraged. As such, Optex Systems Holdings adopted these provisions at the beginning of the fiscal year ended October 3, 2010. The adoption of FASB ASC 815-10 did not have a material impact Optex Systems Holdings’ financial position, results of operations, or cash flows.

In May 2008, FASB issued FASB ASC 944 (Prior authoritative literature: SFAS No. 163, " Accounting for Financial Guarantee Insurance Contracts—an interpretation of FASB Statement No. 60 "). FASB ASC 944 interprets Statement 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. FASB ASC 944 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, Optex Systems Holdings adopted these provisions at the beginning of the fiscal year ended October 3, 2010. The adoption of FASB ASC 944 did not have a material impact Optex Systems Holdings’ financial position, results of operations, or cash flows.

Acquisition of Substantially All of the Assets of Optex Systems, Inc. (Texas)	12 Months Ended
Oct. 03, 2010
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
Note 4 — Acquisition of Substantially All of the Assets of Optex Systems, Inc. (Texas)

Acquisition of Assets of Optex Systems, Inc. (Texas) by Optex Systems, Inc. (Delaware) on October 14, 2008

On October 14, 2008, in a purchase transaction that was consummated via public auction, Optex Systems, Inc. (Delaware) (Successor) purchased all of the assets of Optex Systems, Inc. (Texas) (Predecessor) in exchange for  $15 million of Irvine Sensors Corporation debt owned by it and the assumption of approximately  $3.8 million of certain Optex Systems, Inc. (Texas) liabilities. The  $15 million of Irvine Sensors Corporation debt was contributed by Longview and Alpha to Optex Systems, Inc. (Delaware), in exchange for a  $6 million note payable from Optex Systems, Inc. (Delaware) and a  $9 million equity interest in Optex Systems, Inc. (Delaware) (which consisted of the issuance by Optex Systems, Inc. (Delaware) of 45,081,350 and 4,918,650 shares of its common stock to each of Longview Fund and Alpha, respectively). On October 30, 2008, Alpha sold its Optex Systems, Inc. (Delaware) common stock to Arland Holdings, Ltd. There was no contingent consideration associated with the purchase. Longview and Arland Holdings, Ltd. owned Optex Systems, Inc. (Delaware) together until February 20, 2009, when Longview sold 100% of its equity interests in Optex Systems, Inc. (Delaware) to Sileas, as discussed below.

Optex Systems, Inc. (Delaware) purchased all of the assets of Optex Systems, Inc. (Texas), including: intellectual property, production processes and know-how, and outstanding contracts and customer relationships. Optex Systems, Inc. (Delaware) also assumed certain liabilities of Optex Systems, Inc. (Texas) consisting of accounts payable and accrued liabilities. Optex Systems Holdings’ management intends to improve the business’s ability to serve its existing customers and to attract new customers by providing quality products and superior service which will be achieved by improving Optex Systems Holdings’ working capital availability as opposed to the limited working capital that was available during the time period in which the assets were owned by Irvine Sensors Corporation.

Pro forma revenue and earnings per share information is presented cumulatively in Note 5.

Secured Promissory Note Issued in Connection with Purchase by Optex Systems, Inc. (Delaware) (Successor)

In connection with the public sale of the Optex Systems, Inc. (Texas) (Predecessor) assets to Optex Systems, Inc. (Delaware) (Successor), Optex Systems, Inc. (Delaware) delivered to Longview and Alpha Secured Promissory Notes, due September 19, 2011, in the principal amounts of  $5,409,762 and  $540,976, respectively. On February 20, 2009, Longview sold its Optex Systems, Inc. (Delaware) promissory note to Sileas, as described below. On March 27, 2009, Sileas and Alpha exchanged their Notes plus accrued and unpaid interest of  $159,780 for 1,027 shares of Optex Systems, Inc. (Delaware) Series A preferred stock.

Acquisition by Sileas on February 20, 2009

On February 20, 2009, Sileas purchased 100% of the equity and debt interest held by Longview, representing 90% of Optex Systems, Inc. (Delaware). Currently, Sileas is the majority owner of Optex Systems Holdings.

Secured Promissory Note Due February 20, 2012/Longview Fund, LP

As a result of the transaction described above between Sileas and Longview Fund, LP on February 20, 2009, Sileas, currently majority owner of Optex Systems Holdings executed and delivered to Longview, a Secured Promissory Note due February 20, 2012 in the principal amount of  $13,524,405. The Note bears simple interest at the rate of 4% per annum, and the interest rate upon an event of default increases to 10% per annum. In the event Optex Systems Holdings sells or conveys all or substantially all its assets to a third party entity for more than nominal consideration, other than a reorganization into Sileas or reincorporation in another jurisdiction, then this Note shall be immediately due and owing without demand. In the event that such a major transaction occurs prior to the maturity date resulting in the Sileas receiving net consideration with a fair market value in excess of the principal and interest due under the terms of the secured note (the “Optex Consideration”), then in addition to paying the principal and interest due, Sileas shall also pay an amount equal to 90% of the Optex Consideration. The obligations of Sileas under the note are secured by a security interest in Optex Systems Holdings’ common and preferred stock owned by Sileas that was granted to Longview pursuant to a Stock Pledge Agreement delivered by Sileas to Longview and also by a lien on all of the assets of Sileas.

Optex Systems Holdings has not guaranteed the note and Longview is not entitled to pursue Optex Systems Holdings in the event of a default by Sileas. Therefore, there are no actual or potential cash flow commitments from Optex Systems Holdings. In the event of default by Sileas on its obligations under the note, Longview would only be entitled to receive the Optex Systems Holdings common and preferred stock held by Sileas.

Reorganization Plan and Private Placement	12 Months Ended
Oct. 03, 2010
Reorganization Plan and Private Placement [Abstract]
Reorganization Plan and Private Placement [Text Block]
Note 5 –Reorganization Plan and Private Placement

Reorganization/Share Exchange

On March 30, 2009, a reorganization occurred whereby the then existing shareholders of Optex Systems, Inc. (Delaware) exchanged their shares of common stock with the shares of common stock of Optex Systems Holdings as follows: (i) the outstanding 85,000,000 shares of Optex Systems, Inc. (Delaware) common stock were exchanged by Optex Systems Holdings for 113,333,282 shares of Optex Systems Holdings common stock, (ii) the outstanding 1,027 shares of Optex Systems, Inc. (Delaware) Series A preferred stock were exchanged by Optex Systems Holdings for 1,027 shares of Optex Systems Holdings Series A preferred stock and (iii) the 8,131,667 shares of Optex Systems, Inc. (Delaware) common stock purchased in the private placement were exchanged by Optex Systems Holdings for 8,131,667 shares of Optex Systems Holdings common stock. Following the reorganization, Optex Systems, Inc. (Delaware) remained a wholly-owned subsidiary of Optex Systems Holdings.

Shares outstanding of Optex Systems Holdings just prior to the closing of the reorganization consisted of 17,449,991 shares which included 1,250,000 shares issued on March 27, 2009 as payment for Investor Relations Services. On June 29, 2009, 700,000 of the issued investor relations shares were surrendered to Optex Systems Holdings and cancelled upon termination of one of the Investor Relations contracts.

Private Placement

Prior to the closing of the reorganization agreement, as of March 30, 2009 , Optex Systems, Inc. (Delaware) accepted subscriptions from accredited investors for a total of 27.1 units, for  $45,000 per unit, with each unit consisting of 300,000 shares of common stock, of Optex Systems, Inc. (Delaware) and warrants to purchase 300,000 shares of common stock for  $0.45 per share for a period of five years from the initial closing, which were issued by Optex Systems, Inc. (Delaware) after the closing referenced above. Gross proceeds to Optex Systems, Inc. (Delaware) were  $1,219,750, and after deducting (i) a cash finder’s fee of  $139,555, (ii) non-cash consideration of indebtedness owed to an investor of  $146,250, and (iii) stock issuance costs of  $59,416, net proceeds were  $874,529. The finder also received five year warrants to purchase 2.39 units, at an exercise price of  $49,500 per unit.
The following table represents the reorganization and private placement transactions which occurred on March 30, 2009 reflected in March 29, 2009 statements due to the election to report as of the accounting acquirers’ period end:

Optex Systems Holdings, Inc.
Balance Sheet Adjusted for Reorganization and Private Placement

	Unaudited Quarter Ended March 29, 2009	Reorganization Adjustments (1)	Private Placement Adjustments	Unaudited Quarter Ended March 29, 2009

Assets
Current Assets	$8,880,436	$187,500	$929,738	$9,997,674
Non current Assets	10,422,425	-	-	10,422,425

Total Assets	$19,302,861	$187,500	$929,738	$20,420,099

Liabilities
Loans Payable	146,709		(146,250)	459
Other Current Liabilities	4,416,403	-	55,209	4,471,612

Total Liabilities	$4,563,112	$-	$(91,041)	$4,472,071

Equity
Optex Systems Holdings, Inc. – (par $0.001per share, 200,000,000 shares authorized, 138,914,940 shares issued and outstanding as of March 29, 2009)	113,333	17,450	8,132	138,915
Optex Systems Holdings, Inc. preferred stock (par value $0.001per share, 5,000 shares authorized, 1027 shares of Series A Preferred issued and outstanding)	1			1
Additional Paid in Capital	15,046,446	170,050	1,012,647	16,229,143
Retained Earnings	(420,031)			(420,031)

Total Stockholders Equity	$14,739,749	$187,500	$1,020,779	$15,948,028

Total Liabilities and Stockholders Equity	$19,302,861	$187,500	$929,738	$20,420,099

(1) Sustut Exploration, Inc. Balance Sheet as of the March 30, 2009 reorganization. Other assets include  $187,500 in prepaid expenses for investor relation services to be realized over the next 12 months. The services were prepaid by the issuance of 1,250,000 Sustut shares by Sustut prior to March 30, 2009. The original prepaid expense covered April 2009 through April 2010. On June 29, 2009 700,000 of these shares were returned to Optex Systems Holdings due to the cancellation of one of the investor relations agreements. The amortized expense related to the remaining 550,000 shares has been reflected on the Consolidated Statement of Operations for Optex Systems Holdings as expensed.

The expenses reflected by Optex Systems Holdings on its Statement of Operations were increased by  $63,750 for fiscal year 2009 and  $18,750 for 2010 (as a non-cash expense) as a result of the issuance of the 1,250,000 shares for Investor Relations Services by Sustut and subsequent return of 700,000 shares to Optex Systems Holdings and are carried on the Optex Systems Holdings’ Balance Sheet as a prepaid expense. The same Investor Relations agreements also called for an aggregate cash payment  $36,000 for 2009. Therefore, the total pre-tax impact of the agreements for Investor Relations Services was  $99,750 for fiscal 2009 including both the cash expense and the amortization of the prepaid expense which is carried on the Condensed Consolidated Balance Sheet of Optex Systems Holdings.

The accompanying unaudited pro forma financial information for the consolidated successor year ended September 30, 2009 present the historical financial information of the accounting acquirer. The pro forma financial information is presented for information purposes only. Such information is based upon the standalone historical results of each company and does not reflect the actual results that would have been reported had the acquisition been completed when assumed, nor is it indicative of the future results of operations for the combined enterprise.

The following represents condensed pro forma revenue and earnings information for the fiscal year ended September 30, 2009 as if the acquisition of Optex Systems, Inc. (Texas) and the reorganization had occurred on the first day of the fiscal year.

Unaudited, Pro forma
Year Ended
September 30, 2009
Revenues	$27,580,737

Net Income (Loss) applicable to common shareholders	$(362,149)
Diluted earnings per share	$(0.00)

Weighted Average Shares Outstanding	139,045,625

The unaudited, pro forma information depicted above reflect the impacts of reduced interest expense, increased intangible amortization expenses, the elimination of corporate allocation costs from Irvine Sensors Corporation and the elimination of employee stock bonus compensation previously allocated from Irvine Sensors Corporation to reflect the costs of the ongoing entity.

Property and Equipment	12 Months Ended
Oct. 03, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
Note 6 - Property and Equipment

A summary of property and equipment at October 3, 2010 and September 30, 2009 is as follows:

	Estimated Useful Life	Year Ended October 3, 2010	Year Ended September 30, 2009
Property and Equipment
Furniture and Equipment	3-5yrs	$175,859	$159,724
Machinery and Equipment	5 yrs	1,063,199	1,034,440
Leasehold Improvements	7 yrs	217,916	147,107
Less: Accumulated Depreciation		(1,160,677)	(1,094,526)
Net Property & Equipment		$296,297	$246,745

Depreciation Expense		$66,151	$99,984

Depreciation expense included in cost of goods sold and general and administrative expense for fiscal 2010 is  $42,615 and  $23,536, respectively. Depreciation expense included in cost of goods sold and general and administrative expense for fiscal 2009 is  $61,628 and  $38,356 respectively, inclusive of  $9,691 of depreciation for September 28 through October 14, 2008 Optex Systems, Inc. (Texas) predecessor.

Accrued Liabilities	12 Months Ended
Oct. 03, 2010
Accrued Liabilities Disclosure [Abstract]
Accrued Liabilities Disclosure [Text Block]
Note 7 – Accrued Liabilities

The components of accrued liabilities for years ended October 3, 2010 and September 30, 2009 are summarized below:
	Year Ended October 3, 2010	Year Ended September 30, 2009

Customer Advance Payments	$-	$80,753
Deferred Rent Expense	115,914	27,860
Accrued Vacation	178,324	153,291
Property Taxes	18,057	17,532
Accrued Interest	207	-
Franchise Taxes	1,986	5,100
Operating Expenses	119,021	244,884
Payroll & Payroll Related	140,421	141,625
Total Accrued Expenses	$573,930	$671,045

Commitments and Contingencies	9 Months Ended	12 Months Ended
	Jul. 03, 2011	Oct. 03, 2010
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 3 - Commitments and Contingencies

Leases

Pursuant to a lease amendment effective January 4, 2010, Optex Systems Holdings leases its office and manufacturing facilities under a non-cancellable operating lease expiring July 31, 2015, in addition to maintaining several non-cancellable operating leases for office and manufacturing equipment. Total expense under facility lease agreements as of the three and nine months ended July 3, 2011 was  $74 and  $219 thousand, respectively, and total expense for manufacturing and office equipment was  $6 and  $26 thousand, respectively. Total expense under facility lease agreements for the three and nine months ended June 27, 2010 was  $43 and  $186 thousand, respectively. Total expense for manufacturing and office equipment for the three and nine months ended June 27, 2010 was  $7 and  $22 thousand, respectively.

As of July 3, 2011, the remaining minimum lease payments under the non-cancelable operating leases for equipment, office and facility space are as follows:

Operating Leases (Thousands)
Fiscal Year
2011	$63
2012	236
2013	232
2014	242
2015	201

Total minimum lease payments	$974

Pursuant to the terms of the amendment to the facilities lease, there was no base rent payment due from January 1, 2010 through July 31, 2010, and the total value of this rent abatement was  $134 thousand. The value of the deferred rent expense will be amortized monthly at a rate of  $2 thousand per month over the life of the lease. The total unamortized deferred rent as of July 3, 2011 was  $98 thousand. Commencing on August 1, 2010, the base rent payment was  $19 thousand per month.

Note 8 - Commitments and Contingencies
Leases

Pursuant to a lease amendment effective January 4, 2010, Optex Systems Holdings leases its office and manufacturing facilities under a non-cancellable operating lease expiring July 31, 2015 several non-cancellable operating leases for office and manufacturing equipment. Total expenses under facility lease agreements for the fiscal year ended October 3, 2010 was  $256,755. Total expenses for manufacturing and office equipment year ended 2010 was  $30,946. Total expenses under facility lease agreements for the fiscal year ended September 30, 2009 was  $309,693 and total expenses for manufacturing and office equipment was  $2,726.

At October 3, 2010, the remaining minimum lease payments under the non-cancelable operating leases for equipment, office and facility space were as follows:

Operating
Leases
Fiscal Year
2011	$251,152
2012	236,112
2013	231,574
2014	241,748
2015	201,457

Total minimum lease payments	$1,162,043

Pursuant to the terms of the amendment to the facilities lease, there was no base rent payment due from January 1, 2010 through July 31, 2010, and the total value of this rent abatement is  $133,898. The value of the deferred rent expense will be amortized monthly at a rate of  $1,998 per month over the life of the lease. The total unamortized deferred rent as of October 3, 2010 was  $115,914. Commencing on September 1, 2010, the base rent payment is  $19,128 per month.

Transactions with a Related Party	12 Months Ended
Oct. 03, 2010
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]	Note 9 - Transactions with a Related Party There are were no transactions with Related Parties during fiscal years 2010 or 2009 except as described below in Note 10 Debt Financing.

Debt Financing	9 Months Ended	12 Months Ended
	Jul. 03, 2011	Oct. 03, 2010
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Note 4 - Debt Financing

Short Term Note Payable/Longview Fund   (Related Party)   - On October 27, 2009, Optex Systems Holdings borrowed  $250 thousand from the Longview Fund, a related party, pursuant to a promissory note, with an original maturity date of December 1, 2009, which was extended to July 15, 2010 pursuant to an allonge dated January 5, 2010. The note carried an interest rate of 10% per annum, and all accrued and unpaid interest thereon was due upon maturity. The note required Optex Systems Holdings to make a prepayment equal to 50% of the then outstanding principal amount plus accrued and unpaid interest thereon upon the closing of a credit facility or other equity or debt financing from which the net proceeds to Optex Systems Holdings were at least  $900 thousand, with any remaining unpaid balance due on July 15, 2010. In exchange for the allonge, Optex Systems Holdings granted Longview a warrant to purchase 100,000 shares of its restricted common stock with an exercise price of  $0.15 per share and with a term of three years. The principal amount of the note of  $125 thousand plus all accrued and unpaid interest thereon was paid in full on June 4, 2010.

Credit Facility - Peninsula Bank Business Funding

Effective March 4, 2010, Optex Systems, Inc. entered into a Loan and Security Agreement (“Agreement”) with Peninsula Bank Business Funding, a division of the Private Bank of the Peninsula (“Lender”).

The Agreement provides for a revolving line of credit of up to  $2 million, based upon advances to be made against percentages of eligible receivables as set forth in the Agreement. The material terms of the Agreement are as follows:

•	The interest rate for all advances shall be the greater of 8.5% and the then in effect prime rate plus 3.5% and subject to a minimum quarterly interest payment of $16 thousand.
•	Interest shall be paid monthly in arrears.
•	The expiration date of the Agreement is March 4, 2011(since extended to March 15, 2012), at which time any outstanding advances, and accrued and unpaid interest thereon, will be due and payable.
•
In connection with the entry into the Agreement by the Lender, Optex Systems, Inc. paid the Lender a facility fee of  $20 thousand and issued a warrant to Lender to purchase 1,000,000 shares of its common stock. The warrant bears an exercise price of  $0.10 per share and expires on March 3, 2016.

•	The obligations of Optex Systems, Inc. to the Lender are secured by a first lien on all of its assets (including intellectual property assets should it have any in the future) in favor of the Lender.
•
The Agreement contains affirmative and negative covenants that require Optex Systems, Inc. to maintain certain minimum cash and EBITDA levels on a quarterly basis and contains other customary covenants. The Agreement also contains customary events of default. Upon the occurrence of an event of default that remains uncured after any applicable cure period, the Lender’s commitment to make further advances may terminate, and the Lender would also be entitled to pursue other remedies against Optex Systems, Inc. and the pledged collateral.

•	Pursuant to a guaranty executed by Optex Systems Holdings in favor of Lender, Optex Systems Holdings has guaranteed all obligations of Optex Systems, Inc. to Lender.

On February 15, 2011, Peninsula Bank Business Funding agreed to a third amendment to its credit facility agreement with us to extend the maturity date to April 15, 2011. The maximum amount of the revolving credit line was reduced to  $1 million, section 2.3(a)(ii) was amended so that the minimum quarterly interest payment is  $8.5 thousand, and the minimum EBITDA requirement was deleted in its entirety.

On March 22, 2011, Peninsula Bank Business Funding and Optex Systems, Inc. (the “Company”), the wholly-owned subsidiary of Optex Systems Holdings, Inc., entered into a fourth amendment to the existing credit facility agreement between them to extend the maturity date to March 15, 2012. Section 1.1 was amended to: (i) define “Borrowing Base” as  $175,000, (ii) delete the definition of “EBITDA”, and (iii) amend subsection (i) of the definition of “Eligible Accounts” so as to exclude any accounts for any account debtor (other than GDLS) which exceed 30% of all accounts and for GDLS to exclude those total obligations that exceed the lesser of 50% of all accounts or the aggregate sum of  $500,000. Section 2.3(a)(ii) was amended so that the minimum semi annual interest payment is  $20,000, and Section 6.8 was amended in its entirety so as to require the Company to maintain a zero balance on the credit facility for a period of at least 30 consecutive days during the period from March 15, 2011 to March 15, 2012.

As of July 3, 2011, the outstanding balance on the line of credit was  $400 thousand and Optex was in compliance with all the required loan covenants in its loan agreement with Peninsula.

Note 10 - Debt Financing

Related Parties

Short Term Note Payable/Longview Fund - On September 23, 2008, Optex Systems, Inc. (Delaware) borrowed  $146,709 from Longview and issued a promissory note dated September 23, 2008, to Longview in connection therewith. Pursuant to a promissory note, dated January 20, 2009, the maturity date was extended until March 31, 2009. On March 30, 2009 in conjunction with the reorganization and private placement, Longview Fund purchased 3.25 units of the private placement using  $146,250 of the outstanding note payable as consideration for the purchase. (See Note 5). In the year ended 2009, Optex Systems paid  $459 against the principal balance recorded interest expenses and paid  $7,557 as a result of the interest accrued on the note prior to its conversion to common stock.

Short term note payable (Qioptic) - On November 20, 2008, Optex Systems, Inc. (Delaware) issued a promissory note to Qioptiq Limited in the amount of  $117,780. The note originated as a trade payable as of September 28, 2008 in the amount of  $227,265, and was paid in full, including accrued interest expense of  $2,733, as of March 29, 2009.

Short Term Note Payable/Longview Fund - On October 27, 2009, Optex Systems Holdings borrowed  $250,000 from the Longview Fund, a related party, pursuant to a promissory note, with an original maturity date of December 1, 2009, which was extended to July 15, 2010 pursuant to an allonge dated January 5, 2010. The note carried an interest rate of 10% per annum, and all accrued and unpaid interest thereon was due upon maturity. The note required Optex Systems Holdings to make a prepayment equal to 50% of the then outstanding principal amount plus accrued and unpaid interest thereon upon the closing of a credit facility or other equity or debt financing from which the net proceeds to Optex Systems Holdings were at least  $900,000, with any remaining unpaid balance due on July 15, 2010. In exchange for the allonge, Optex Systems Holdings granted Longview a warrant to purchase 100,000 shares of its restricted common stock with an exercise price of  $0.15 per share and with a term of three years. In conjunction with the Peninsula Bank financing (below) on March 22, 2010, Optex Systems Holdings paid to Longview a principal prepayment of  $125,000 and  $10,000 in accrued interest. The remaining principal amount of the note of  $125,000 plus all accrued and unpaid interest thereon was paid in full on June 4, 2010.

Credit Facility - Peninsula Bank Business Funding

Effective March 4, 2010, Optex Systems, Inc. (Delaware) entered into a Loan and Security Agreement (“Agreement”) with Peninsula Bank Business Funding, a division of the Private Bank of the Peninsula (“Lender”).

The Agreement provides for a revolving line of credit of up to  $2,000,000, based upon advances to be made against percentages of eligible receivables as set forth in the Agreement. The material terms of the Agreement are as follows:

•	The interest rate for all advances shall be the greater of 8.5% and the then in effect prime rate plus 3.5% and subject to a minimum quarterly interest payment of $16,000.

•	Interest shall be paid monthly in arrears.

•	The expiration date of the Agreement is March 4, 2011, at which time any outstanding advances, and accrued and unpaid interest thereon, will be due and payable.

•
In connection with the entry into the Agreement by the Lender, Optex Systems, Inc.(Delaware) paid the Lender a facility fee of  $20,000 and issued a warrant to Lender to purchase 1,000,000 shares of its common stock. The warrant bears an exercise price of  $0.10 per share and expires on March 3, 2016.

•
The obligations of Optex Systems, Inc. (Delaware) to the Lender are secured by a first lien on all of its assets (including intellectual property assets should it have any in the future) in favor of the Lender.

•
The Agreement contains affirmative and negative covenants that require Optex Systems, Inc. (Delaware) to maintain certain minimum cash and EBITDA levels on a quarterly basis and contains other customary covenants. The Agreement also contains customary events of default. Upon the occurrence of an event of default that remains uncured after any applicable cure period, the Lender’s commitment to make further advances may terminate, and the Lender would also be entitled to pursue other remedies against Optex Systems, Inc. (Delaware) and the pledged collateral.

•	Pursuant to a guaranty executed by Optex Systems Holdings in favor of Lender, Optex Systems Holdings has guaranteed all obligations of Optex Systems, Inc. (Delaware) to Lender.

During the three months ending June 27, 2010, Optex Systems Holdings realized negative EBITDA of ( $78,986) as compared to a loan covenant requirement of  $350,000 and as such did not meet the EBITDA covenant of the Loan Security Agreement for the third fiscal quarter of 2010. On August 3, 2010, Peninsula Bank Business Funding waived the Company’s requirement to meet the EBITDA requirement set forth in Section 6.8 of its agreement with the Company for the quarter ended June 27, 2010. In addition, Peninsula Bank Business Funding agreed to amend Sections 6.8(c) and (d) of the aforesaid agreement to adjust the minimum EBITDA covenant for the fiscal quarter ending October 3, 2010 to  $20,000, and for the fiscal quarter ending January 2, 2011 to  $200,000.

During the three months ending October 3, 2010, Optex Systems Holdings realized negative EBITDA of ( $1,223,139) as compared to a loan covenant requirement of  $20,000 and as such did not meet the EBITDA covenant of the Loan Security Agreement for the fourth fiscal quarter of 2010. On November 23, 2010, Peninsula Bank Business Funding waived the Company’s requirement to meet the EBITDA requirement set forth in Section 6.8 (c) of the August 3, 2010 amended Agreement for the fourth quarter ended October 3, 2010. In addition, on November 29, 2010 Peninsula Bank Business Funding agreed to a second amendment for Sections 6.8 (d) of the Agreement to adjust the minimum EBITDA covenant for the fiscal quarter ending January 2, 2011 to  $95,000.

As of October 3, 2010, the outstanding balance on the line of credit is  $1,106,852. For the period ended October 3, 2010, the total interest expense against the outstanding line of credit balance was  $37,148.

Intangible Assets and Goodwill	12 Months Ended
Oct. 03, 2010
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Note 11 – Intangible Assets and Goodwill

On October 14, 2008, in a purchase transaction that was consummated via public auction, Optex Systems, Inc. (Delaware) (Successor) purchased all of the assets of Optex Systems, Inc. (Texas) (Predecessor) in exchange for  $15 million of Irvine Sensors Corporation debt owned by it and the assumption of approximately  $3.8 million of certain Optex Systems, Inc. (Texas) liabilities (see Note 4). Optex Systems, Inc. (Delaware) has allocated the consideration for its acquisition of the Purchased Assets among tangible and intangible assets acquired and liabilities assumed based upon their fair values. Assets that met the criteria for recognition as intangible assets apart from goodwill were also valued at their fair values.

The purchase price was assigned to the acquired interest in the assets and liabilities of Optex Systems Holdings as of October 14, 2008 as follows:

Assets:
Current assets, consisting primarily of inventory of $5,383,929 and accounts receivable of $1,404,434	$7,330,910
Identifiable intangible assets	4,036,789
Purchased Goodwill	7,110,416
Other non-current assets, principally property and equipment	343,898

Total assets	$18,822,013
Liabilities:
Current liabilities, consisting of accounts payable of $1,953,833 and accrued liabilities of $1,868,180	3,822,013

Acquired net assets	$15,000,000

The goodwill of Optex Systems Holdings, Inc. was reviewed as of October 3, 2010 and in light of a reduction of new and expected orders culminating in a lower backlog and reduced revenue forecasts. The review indicated that goodwill was impaired, as determined based on a projected cash flow analysis of Optex Systems Holdings future operations The impairment loss for goodwill was  $7,110,415. The goodwill was written off as a component of general and administrative operating expenses during fiscal year 2010.

The following table summarizes the estimate of the fair values of the intangible assets as of the asset transfer date:
Total
Contracted Backlog - Existing Orders	$2,763,567
Program Backlog - Forecasted Indefinite Delivery/Indefinite Quantity awards	1,273,222
Total Intangible Asset to be amortized	$4,036,789
The amortization of identifiable intangible assets associated with the Optex Systems Inc. (Texas) acquisition on October 14, 2008 expensed for fiscal years 2010 and 2009 was  $1,037,581 and  $2,071,193, respectively. The expenses split between manufacturing cost of sales and general and administrative cost were  $718,290 and  $319,291, respectively, for 2010. The expenses split between manufacturing cost of sales and general and administrative cost were  $1,666,558 and  $404,635, respectively, for 2009. The identifiable intangible assets and recorded goodwill are amortized over five years for book purposes and is deductible over 15 years for income tax purposes.

As of the year ended September 30, 2009, the total unamortized balance of intangible assets was  $1,965,596. The amortizable intangible assets were tested for impairment as of September 30, 2009 based on discounted cash flows and no impairment was required. As of October 3, 2010 the intangible assets were reviewed in light of a reduction of expected delivery orders against contracted orders and higher than expected costs on those orders. The review indicated that intangible assets were impaired, as determined based on a projected cash flow analysis of Optex System Holdings future operations. The impairment loss recorded in 2010 for intangible assets was  $928,016 and was split between cost of goods sold and general and administrative costs in the amount of  $150,534, and  $777,482 respectively.

As of the year ended October 3, 2010, after impairment, the total unamortized balance of intangible assets was zero.

Stock Based Compensation	9 Months Ended	12 Months Ended
	Jul. 03, 2011	Oct. 03, 2010
Disclosure Of Compensation Related Costs, Share-Based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
Note 5-Stock Based Compensation

Option Agreements:

On March 26, 2009, the Board of Directors of Optex Systems Holdings adopted the 2009 Stock Option Plan providing for the issuance of up to 6,000,000 shares to Optex Systems Holdings’ officers, directors, employees and independent contractors who provide services to Optex Systems Holdings.

Options granted under the 2009 Stock Option Plan vest as determined by the Board of Directors of Optex Systems Holdings or any committee set up to act as a compensation committee of the Board of Directors and terminate after the earliest of the following events: (i) expiration of the option as provided in the option agreement, (ii) 90 days following the date of termination of the employee, or (iii) ten years from the date of grant (five years from the date of grant for incentive options granted to an employee who owns more than 10% of the total combined voting power of all classes of Optex Systems Holdings stock at the date of grant). In some instances, granted stock options are immediately exercisable into restricted shares of common stock, which vest in accordance with the original terms of the related options. Optex Systems Holdings recognizes compensation expense ratably over the requisite service period.

The option price of each share of common stock is determined by the Board of Directors or compensation committee (when one is established), provided that with respect to incentive stock options, the option price per share will in all cases be equal to or greater than 100% of the fair value of a share of common stock on the date of the grant, except an incentive stock option granted under the 2009 Stock Option Plan to a shareholder that owns more than 10% of the total combined voting power of all classes of Optex Systems Holdings’ stock, will have an exercise price of not less than 110% of the fair value of a share of common stock on the date of grant. No participant may be granted incentive stock options, which would result in shares with an aggregate fair value of more than  $100.0 thousand first becoming exercisable in one calendar year.

On March 30, 2009, 1,414,649 stock options with an exercise price of  $0.15 per share were granted to an officer of Optex Systems Holdings. These options vest as follows: 34% after the first year, and 33% each after the second and third years. These options have a seven year term from the date of issuance.

On May 14, 2009, 1,267,000 stock options were issued to other Optex Systems Holdings employees, including options to purchase 250,000 shares to one executive officer. These stock options vest 25% per year after each year of employment and have a seven year term from the date of issuance. For shares granted as of May 14, 2009, Optex Systems Holdings currently anticipates an annualized employee turnover rate of approximately 5% per year during the next few years. As a result, it anticipates that only 1,116,349 of the 1,267,000 stock options will be vested by the end of the contract term.

As of July 3, 2011, 1,509,315 of the total awarded stock options had vested and 144,000 stock options had been forfeited due to employee turnover.

Optex Systems Holdings recorded compensation costs for options and shares granted under the plan amounting to  $23 and  $73 thousand for the three and nine months ended July 3, 2011, respectively, as compared to  $25 and  $72 thousand for the three and nine months ended June 27, 2010, respectively. The impact of these expenses is immaterial to the basic and diluted net loss per share for the three and nine months ended July 3, 2011 and June 27, 2010. A deduction is not allowed for income tax purposes until nonqualified options are exercised. The amount of this deduction will be the difference between the fair value of Optex Systems Holdings’ common stock and the exercise price at the date of option exercise. No tax deduction is allowed for incentive stock options. Accordingly, no deferred tax asset is recorded for GAAP expense related to these options.

Management has valued the options at their date of grant utilizing the Black-Scholes-Merton option pricing model. The fair value of the underlying shares was determined based on the closing price of Optex Systems Holdings’ publicly-traded shares on the grant date. The expected volatility was calculated using the historical volatility of a diversified index of companies in the defense, homeland security, and space industry in accordance with FASB ASC 718-10-S99-1. In making this determination and trying to identify comparable companies, Optex Systems Holdings considered the industry, stage of life cycle, size and financial leverage of such other entities. Based on the development stage of Optex Systems Holdings at the valuation date, similar companies with sufficient historical data were not available. Optex Systems Holdings utilized the three year volatility of the SPADE Defense Index, which is a diversified index of 58 companies in the same industry as Optex Systems Holdings. The risk-free interest rate is based on the implied yield available on U.S. Treasury issues with an equivalent term approximating the expected life of the options depending on the date of the grant and expected life of the options. The expected life of options used was based on the contractual life of the option grant. Optex Systems Holdings determined the expected dividend rate based on the assumption and expectation that earnings generated from operations are not expected to be adequate to allow for the payment of dividends in the near future and the assumption that the company does not presently have any intention of paying cash dividends on its common stock

Optex Systems Holdings has granted stock options to officers and employees as follows:

Date ofGrant	Shares Granted	Exercise Price	Shares Outstanding As of 7/03/11	ExpirationDate	VestingDate
03/30/09	480,981	$0.15	480,981	03/29/2016	03/30/2010
03/30/09	466,834	$0.15	466,834	03/29/2016	03/30/2011
03/30/09	466,834	$0.15	466,834	03/29/2016	03/30/2012
05/14/09	316,750	$0.15	280,750	05/13/2016	05/14/2010
05/14/09	316,750	$0.15	280,750	05/13/2016	05/14/2011
05/14/09	316,750	$0.15	280,750	05/13/2016	05/14/2012
05/14/09	316,750	$0.15	280,750	05/13/2016	05/14/2013
Total	2,681,649		2,537,649

The following table summarizes the status of Optex Systems Holdings’ aggregate stock options granted under the incentive stock option plan:
Subject to Exercise	Numberof Shares Remaining Options	Weighted Average Intrinsic Price	Weighted Average Life (Years)	Aggregate Value
Outstanding as of October 3, 2010	2,598,649	$-	4.13	$-
Granted – 2011	-	$-	-	-
Forfeited – 2011	(61,000)	$-	-	-
Exercised – 2011	-	$-	-	-
Outstanding as of July 3, 2011	2,537,649	$-	3.38	$-
Exercisable as of July 3, 2011	1,509,315	$-	2.69	$-

There were no new options granted or exercised during the three and nine months ended July 3, 2011. The total intrinsic value of options forfeited during the three and nine months ended July 3, 2011 was  $0.
The following table summarizes the status of Optex Systems Holdings’ aggregate non-vested shares granted under the 2009 Stock Option Plan:

	Number of Non-vested Shares Subject to Options	Weighted- Average Grant-Date Fair Value
Non-vested as of October 3, 2010	1,821,668	$0.14
Non-vested granted — Nine Months ended July 3, 2011	-	$0.00
Vested — Nine Months ended July 3, 2011	(732,334)	$0.14
Forfeited — Nine Months ended July 3, 2011	(61,000)	$0.14
Non-vested as of July 3, 2011	1,028,334	$0.14

As of July 3, 2011, the unrecognized compensation cost related to non-vested share based compensation arrangements granted under the plan was approximately  $139 thousand. This cost is expected to be recognized on a straight line basis through May 13, 2013. The total fair value of options and shares vested during the nine months ended July 3, 2011 was  $0.
Warrant Agreements:

Optex Systems Holdings calculates the fair value of warrants issued with debt or preferred stock using the Black-Scholes-Merton valuation method. The total proceeds received in the sale of debt or preferred stock and related warrants are allocated among these financial instruments based on their relative fair values. The discount arising from assigning a portion of the total proceeds to the warrants issued is recognized as interest expense for debt from the date of issuance to the earlier of the maturity date of the debt or the conversion dates using the effective yield method.

As of July 3, 2011, Optex Systems Holdings had the following warrants outstanding:

	Grant Date	Warrants Granted	Exercise Price	Outstanding as of 07/03/11	Expiration Date	Term
Private Placement Stock Holders	3/30/2009	8,131,667	$0.450	8,131,667	3/29/2014	5 years
Finder Fee on Private Placement	3/30/2009	717,000	$0.165	717,000	3/29/2014	5 years
Longview Fund Allonge Agreement	1/5/2010	100,000	$0.150	100,000	1/4/2013	3 years
Peninsula Bank Business Funding - Line of Credit	3/4/2010	1,000,000	$0.100	1,000,000	3/3/2016	6 years
Total Warrants		9,948,667		9,948,667

During the three and nine months ended July 3, 2011 Optex Systems Holdings recorded a total of  $0 and  $12 thousand in interest expense, respectively, related to the outstanding warrants. As of July 3, 2011 the interest expense on outstanding warrants was fully amortized. These warrants are not included in the computation of weighted average of shares as it would be anti-dilutive.

Note 12-Stock Based Compensation

On March 26, 2009, the Board of Directors adopted the 2009 Stock Option Plan providing for the issuance of up to 6,000,000 shares to Optex Systems Holdings officers, directors, employees and to independent contractors who provide services to Optex Systems Holdings.

Options granted under the 2009 Stock Option Plan vest as determined by the Board of Directors of Optex Systems Holdings or a committee set up to act as a compensation committee of the Board of Directors and terminate after the earliest of the following events: (i) expiration of the option as provided in the option agreement, (ii) 90 days following the date of termination of the employee, or (iii) ten years from the date of grant (five years from the date of grant for incentive options granted to an employee who owns more than 10% of the total combined voting power of all classes of Optex Systems Holdings stock at the date of grant). In some instances, granted stock options are immediately exercisable into restricted shares of common stock, which vest in accordance with the original terms of the related options. Optex Systems Holdings recognizes compensation expense ratably over the requisite service period.

The option price of each share of common stock is determined by the Board of Directors or a committee set up to act as a compensation committee, provided that with respect to incentive stock options, the option price per share will in all cases be equal to or greater than 100% of the fair value of a share of common stock on the date of the grant, except an incentive option granted under the 2009 Stock Option Plan to a shareholder that owns more than 10% of the total combined voting power of all classes of Optex Systems Holdings’ stock, will have an exercise price of not less than 110% of the fair value of a share of common stock on the date of grant. No participant may be granted incentive stock options, which would result in shares with an aggregate fair value of more than  $100,000 first becoming exercisable in one calendar year.

On March 30, 2009, 1,414,649 stock options with an exercise price of  $0.15 were granted to an officer of Optex Systems Holdings which vest as follows: 34% after the first year, and 33% each after the second and third years. These options carry a grant expiration date of seven years after issuance. On May 14, 2009, 1,267,000 stock options were issued to other Optex Systems Holdings employees, including 250,000 shares to one officer. These stock options vest 25% per year after each year of employment and carry a grant expiration date of seven years after issuance. For shares granted as of May 14, 2009, Optex Systems Holdings anticipates an annualized employee turnover rate of 3% per year, and as such anticipates that only 1,174,786 of the 1,267,000 shares will vest as of the end of the contract term.

As of October 3, 2010, 776,981 of the awarded stock options had vested and 83,000 shares had been forfeited due to employee turnover. As of September 30, 2009, none of the awarded stock options had vested and 14,000 shares had been forfeited due to employee turnover.
Optex Systems Holdings recorded compensation costs for options and shares granted under the plan amounting to  $97,311 and  $39,528 for the fiscal years ended October 3, 2010 and September 30, 2009, respectively The impact of this expense was immaterial to the basic and diluted net loss per share for the fiscal years ended October 3, 2010 and September 30, 2009. A deduction is not allowed for income tax purposes until nonqualified options are exercised. The amount of this deduction will be the difference between the fair value of Optex Systems Holdings’ common stock and the exercise price at the date of exercise. For the year ended October 3, 2010, estimated deferred tax assets related to option compensation costs were  $33,085 and have been recorded for the tax effect of the financial statement expense. For the year ended September 30, 2009 the estimated deferred tax assets related to option compensation costs were  $13,440 and have been recorded for the tax effect of the financial statement expense. No tax deduction is allowed for incentive stock options. Accordingly no deferred tax asset is recorded for GAAP expense related to these options.

Management has valued the options at their date of grant utilizing the Black-Scholes-Merton option pricing model. The fair value of the underlying shares was determined based on the opening price of Optex Systems Holdings’ publicly-traded shares as of September 28, 2009. Further, the expected volatility was calculated using the historical volatility of a diversified index of companies in the defense, homeland security, and space industry in accordance with FASB ASC 718-10-S99-1 (Prior authoritative literature: Question 6 of SAB Topic 14.D.1). In making this determination and trying to find another comparable company, Optex Systems Holdings considered the industry, stage of life cycle, size and financial leverage of such other entities. Based on the development stage of Optex Systems Holdings, similar companies with sufficient historical data were not available. Optex Systems Holdings utilized the three year volatility of the SPADE Defense Index, which is a diversified index of 58 companies in the same industry as Optex Systems Holdings. The risk-free interest rate is based on the implied yield available on U.S. Treasury issues with an equivalent term approximating the expected life of the options depending on the date of the grant and expected life of the options. The expected life of options used was based on the contractual life of the option grant. Optex Systems Holdings determined the expected dividend rate based on the assumption and expectation that earnings generated from operations are not expected to be adequate to allow for the payment of dividends in the near future and the assumption that Optex Systems Holdings does not presently have any intention of paying cash dividends on its common stock.

Optex Systems Holdings has granted stock options to officers and employees as follows:

Date of	Shares	Exercise	Shares Outstanding	Expiration	Vesting
Grant	Granted	Price	As of 10/03/10	Date	Date

03/30/09	480,981	$0.15	480,981	03/29/2016	03/30/2010
03/30/09	466,834	$0.15	466,834	03/29/2016	03/30/2011
03/30/09	466,834	$0.15	466,834	03/29/2016	03/30/2012
05/14/09	316,750	$0.15	296,000	05/13/2016	05/14/2010
05/14/09	316,750	$0.15	296,000	05/13/2016	05/14/2011
05/14/09	316,750	$0.15	296,000	05/13/2016	05/14/2012
05/14/09	316,750	$0.15	296,000	05/13/2016	05/14/2013
Total	2,681,649		2,598,649
The following table summarizes the status of Optex Systems Holdings’ aggregate stock options granted under the incentive stock option plan:

	Number	Weighted
	of Shares	Average	Weighted
	Remaining	Intrinsic	Average	Aggregate
Subject to Exercise	Options	Price	Life (Years)	Value

Outstanding as of September 30, 2009	2,667,649	$0.21	5.14	560,206
Granted – 2010	—	$—	—	—
Forfeited – 2010	(69,000)	$—	—	—
Exercised – 2010	—	$—	—	—
Outstanding as of October 3, 2010	2,598,649	$—	4.13	—

Exercisable as of October 3, 2010	776,981	$—	—	$—

There were no new options granted or exercised during the year ended October 3, 2010. The total intrinsic value of options forfeited during the year ended October 3, 2010 was  $0.

The following table summarizes the status of Optex Systems Holdings’ aggregate non-vested shares granted under the 2009 Stock Option Plan (See Note 9):

	Number of Non- vested Shares Subject to Options	Weighted- Average Grant- Date Fair Value
Non-vested as of September 30, 2009	2,667,649	$0.14
Non-vested granted — year ended October 3, 2010	—	$0.00
Vested — year ended October 3, 2010	(776,981)	$0.12
Forfeited — year ended October 3, 2010	(69,000)	$0.15
Non-vested as of September 29, 2009	1,821,668	$0.15

The total share-based compensation expense of Optex Systems Holdings, Inc during fiscal years 2010 and 2009 attributable to the stock option grants was  $97,311 and  $39,528, respectively, and was charged as general and administrative compensation expense for each of the respective fiscal years. As of October 3, 2010, the unrecognized compensation cost related to non-vested share based compensation arrangements granted under the plan was approximately  $226,979. These costs are expected to be recognized on a straight line basis from March 30, 2009 through May 13, 2013. The total fair value of options and shares vested during the year ended October 3, 2010 was  $93,742.

For the fiscal year ended September, 27, 2009, Optex Systems Holdings issued 480,000 shares of common stock at a market value of  $0.30 per share for a total  $144,000 and paid  $150,000 cash to a vendor in support of an investor relations agreement executed on June 29, 2009. Pursuant to the agreement, the shares are earned over the life of the contract at the rate of 40,000 shares per month through June 2010. Optex Systems Holdings expensed  $ 108,000 and  $36,000 for shares earned during fiscal years 2010 and 2009, respectively and the unamortized balance of shares issued against the contract is zero as of October 3, 2010.

There were no stock options issued to Optex Systems Holdings employees or equity instruments issued to consultants and vendors in fiscal 2010.

Warrant Agreements:  Optex Systems Holdings calculates the fair value of warrants issued with debt or preferred stock using the Black-Scholes-Merton valuation method. The total proceeds received in the sale of debt or preferred stock and related warrants are allocated among these financial instruments based on their relative fair values. The discount arising from assigning a portion of the total proceeds to the warrants issued is recognized as interest expense for debt from the date of issuance to the earlier of the maturity date of the debt or the conversion dates using the effective yield method.

As of October 3, 2010, Optex Systems Holdings had the following warrants outstanding:
	Grant Date	Warrants Granted	Exercise Price	Outstanding as of 10/03/10	Expiration Date	Term
Private Placement Stock Holders	3/30/2009	8,131,667	$0.450	8,131,667	3/29/2014	5 years
Finder Fee on Private Placement	3/30/2009	717,000	$0.165	717,000	3/29/2014	5 years
Longview Fund Allonge Agreement	1/5/2010	100,000	$0.150	100,000	1/4/2013	3 years
Peninsula Bank Business Funding - Line of Credit	3/4/2010	1,000,000	$0.100	1,000,000	3/3/2016	6 years
Total Warrants		9,948,667		9,948,667

During the period ended October 3, 2010, Optex Systems Holdings recorded a total of  $19,500 in interest expense related to the outstanding warrants and has an unamortized interest balance of  $12,500. These warrants are not included in the computation of weighted average of shares as it would be anti-dilutive.

Stockholders Equity	9 Months Ended	12 Months Ended
	Jul. 03, 2011	Oct. 03, 2010
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Note 6 Stockholder’s Equity

Series A preferred stock

On March 24, 2009, Optex Systems Holdings filed a Certificate of Designation with the Secretary of State of the State of Delaware authorizing a series of preferred stock, under its articles of incorporation, known as “Series A preferred stock”. This Certificate of Designation was approved by Optex Systems Holdings’ Board of Directors and Shareholders at a Board Meeting and Shareholders Meeting held on February 25, 2009. The Certificate of Designation sets forth the following terms for the Series A preferred stock: (i) number of authorized shares: 1,027; (ii) per share stated value:  $6,000; (iii) liquidation preference per share: stated value; (iv) conversion price:  $0.15 per share as adjusted from time to time; and (v) voting rights: votes along with the common stock on an as converted basis with one vote per share.

The Series A preferred stock entitles the holders to receive cumulative dividends at the rate of 6% per annum, payable in cash at the discretion of Board of Directors. Accumulated unpaid dividends accrue and cumulate dividends at the annual rate of 6%. Each share of preferred stock is immediately convertible into common shares at the option of the holder which entitles the holder to receive the equivalent number of common shares equal to the stated value of the preferred shares divided by the conversion price, which was initially set at  $0.15 per share.

Holders of preferred shares receive preferential rights in the event of liquidation. Additionally the preferred stock shareholders are entitled to vote together with the common stock on an “as-converted” basis.

As of the three and nine months ended July 3, 2011, Optex Systems Holdings recorded preferred dividends payable of  $104 and  $307 thousand, respectively, and as of the three and nine months ended June 27, 2010, Optex Systems Holdings recorded preferred dividends payable of  $98 and  $290 thousand of dividends, respectively. As of July 3, 2011 there was a total of  $884 thousand of dividends in arrears on the preferred shares. The preferred shareholders have agreed to waive the past dividends in exchange for an increase in the stated value to  $6,830.64, as well as waiving future dividends.

On April 14, 2011, pursuant to a Written Consent in Lieu of a Meeting of Shareholders, Sileas Corporation, holder of approximately 73.3% of the Company’s Common Stock, approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of its Common Stock from 200,000,000 to 2,000,000,000. This Written Consent is the subject of a Schedule 14C Information Statement filed with the Securities and Exchange Commission on April 18, 2011, which is currently pending.

On April 14, 2011 Optex filed a Registration Statement on Form S-1 which provides for the sale of up to 25,000,000 shares of our common stock at a fixed price (currently anticipated to be  $0.01 per share), which will trigger the ratchet provision of the Series A preferred stock and reduce the conversion price to  $.01 per share. The S-1 also contemplates a reduction in the warrant exercise price to  $0.01 per share for the 2009 private placement investors and a waiver of accrued dividends from the Series A preferred shareholders. The Registration Statement on Form S-1 is currently in the review process with the Commission

Note 13 – Stockholders Equity

Common stock:

Optex Systems, Inc. (Texas) was authorized to issue 100,000 shares of no par common stock. At September 28, 2008 there were 18,870 shares issued and 10,000 shares outstanding.
The common stock, treasury stock and additional paid in capital accounts have been presented to reflect the ownership structure of Optex Systems, Inc. (Texas) as it existed prior to the acquisition by Irvine Sensors Corporation, since Optex Systems, Inc. (Texas) is presenting its financial statements as a separate, stand-alone entity.

On October 14, 2008, in a purchase transaction that was consummated via public auction, Optex Systems, Inc. (Delaware) (Successor) purchased all of the assets of Optex Systems, Inc. (Texas) (Predecessor) in exchange for  $15 million of Irvine Sensors Corporation debt owned by it and the assumption of approximately  $3.8 million of certain Optex Systems, Inc. (Texas) liabilities. The  $15 million of Irvine Sensors Corporation debt was contributed by Longview and Alpha to Optex Systems, Inc. (Delaware), in exchange for a  $6 million note payable from Optex Systems, Inc. (Delaware) and a  $9 million equity interest in Optex Systems, Inc. (Delaware) (which consisted of the issuance by Optex Systems, Inc. (Delaware) of 45,081,350 and 4,918,650 shares of its common stock to each of Longview Fund and Alpha, respectively). On October 30, 2008, Alpha sold its Optex Systems, Inc. (Delaware) common stock to Arland Holdings, Ltd. There was no contingent consideration associated with the purchase. Longview and Arland Holdings, Ltd. both owned Optex Systems, Inc. (Delaware) until February 20, 2009, when Longview sold 100% of its equity interests in Optex Systems, Inc. (Delaware) to Sileas Corp., as discussed below.

On February 20, 2009, Sileas purchased 100% of the equity and debt interest held by Longview, representing 90% of Optex Systems, Inc. (Delaware). As of the date of this transaction, Sileas is the majority owner of Optex Systems Holdings.

Stock Split

On March 26, 2009, Optex Systems, Inc. (Delaware)’s Board of Directors reconfirmed a 1.7:1 forward split of its common stock to holders of record as of February 23, 2009. Accordingly, as a result of the forward split, the 45,081,350 shares of common stock held by Sileas were split into 76,638,295 shares, and the 4,918,650 shares of common stock held by Arland Holdings, Ltd. were split into 8,361,705 shares.

As of March 30, 2009, Optex Systems, Inc. (Delaware) was authorized to issue 200,000,000 shares of  $0.001 par value common stock, of which 85,000,000 shares were issued and outstanding as follows:

Sileas Corporation	76,638,295
Arland Holdings, Ltd.	8,361,705
Total Outstanding	85,000,000

Reorganization & Private Placement:

On March 29, 2009, as a result of the reorganization agreement and private placement, the 85,000,000 outstanding shares of Optex Systems, Inc. (Delaware) as of March 30, 2009 were exchanged for 113,333,282 shares of Optex Systems Holdings (formerly Sustut Exploration, Inc.). An additional 8,131,667 shares were issued in connection with the private placement closed prior to the reorganization.

On June 29, 2009, 750,000 common shares were sold to in a private transaction for gross proceeds of  $150,000.

Each share of stock entitles the holder to one vote on matters brought to a vote of the shareholders.

Optex Systems Holdings granted an officer at the consummation of the reorganization, options to purchase 1,414,649 shares with an exercise price of  $0.15 per share. The options vest 34% one year following the date of grant, and 33% on each of the second and third anniversaries following the date of grant. See Note 12 - Stock Based Compensation.

Series A preferred stock

On March 24, 2009, Optex Systems Holdings filed a Certificate of Designation with the Secretary of State of the State of Delaware authorizing a series of preferred stock, under its articles of incorporation, known as “Series A preferred stock”. This Certificate of Designation was approved by Optex Systems Holdings’ Board of Directors and Shareholders at a Board Meeting and Shareholders Meeting held on February 25, 2009. The Certificate of Designation sets forth the following terms for the Series A preferred stock: (i) number of authorized shares: 1,027; (ii) per share stated value:  $6,000; (iii) liquidation preference per share: stated value; (iv) conversion price:  $0.15 per share as adjusted from time to time; and (v) voting rights: votes along with the common stock on an as converted basis with one vote per share.

The Series A preferred stock entitles the holders to receive cumulative dividends at the rate of 6% per annum, payable in cash at the discretion of Board of Directors. Each share of preferred stock is immediately convertible into common shares at the option of the holder which entitles the holder to receive the equivalent number of common shares equal to the stated value of the preferred shares divided by the conversion price, which was initially set at  $0.15 per share.

Holders of preferred shares receive preferential rights in the event of liquidation. Additionally the preferred stock shareholders are entitled to vote together with the common stock on an ”as-converted” basis.

On March 27, 2009, Sileas and Alpha exchanged their promissory notes in the total amount of  $6,000,000 plus accrued and unpaid interest thereon into 1,027 shares of Series A preferred stock. On March 30, 2009, shares of Optex Systems, Inc. Series A preferred stock was exchanged on a 1:1 basis for Series A preferred stock of Optex Systems Holdings. As of the years ended October 3, 2010 and September 30, 2009, Optex Systems has recorded  $389,551 and  $186,246 of dividends payable on Series A preferred shares, respectively.

Cancellation of Common Stock

On June 29, 2009 Optex cancelled an investor relations agreement resulting in the return of 700,000 shares of common stock previously issued by Sustut prior to the reverse Merger on March 30, 2009. The shares were valued at  $105,000, returned to Optex System Holdings, Inc., and then cancelled. (see also Note 12 on new investor relations shares issued).

During the year ended October 3, 2010 there were no new issues of common or preferred stock.

Income Taxes	12 Months Ended
Oct. 03, 2010
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 14 - Income Taxes

The income tax provisions as of October 3, 2010 and September 30, 2009 include the following:

	2010	2009
Current income tax expense:
Federal	$(32,389)	$426,514
State	-	-
	$(32,389)	$426,514
Deferred income tax provision (benefit):
Federal	(3,372,724)	(711,177)
State	-	-
Change in valuation allowance	3,090,405	-
	$(282,316)	$(711,177)

Provision for (Benefit from) income taxes, net	$(314,705)	$(284,663)

The current income tax expense for period ending October 3, 2010 relates to changes in the actual income tax return filed in June 2010, for tax year ending September 30, 2009 as compared to the estimated taxes as of September 30, 2009.

The income tax provision for Optex Systems as of October 3, 2010 differs from those computed using the statutory federal tax rate of 34%, due to the following permanent differences:

	2010	%	2009	%

Tax benefit at statutory federal rate	$(3,375,071)	34%	$(127,211)	34%
Change in valuation and other	3,060,366	(30.7)%	(157,452)	42%
	$(314,705)	3.3%	$(284,663)	76%

Deferred income taxes recorded in the balance sheets results from differences between financial statement and tax reporting of income and deductions. A summary of the composition of the deferred income tax assets (liabilities) follows:

	As of October 3, 2010	As of September 30, 2009

Stock Options	$46,525	$13,440
Inventory Reserve	(84,339)	(40,427)
Unicap	40,051	54,494
Contract Loss Reserve	181,962	178,900
Fixed assets	(37,141)	(58,476)
Goodwill Amortization	2,256,372	-
Intangible Asset Amortization	1,189,509	612,707
Net Operating Losses	553,012
Other	(62,050)	(49,461)

Subtotal	$4,083,901	$711,177
Valuation allowance	(3,090,405)	-
Net deferred asset (liability)	$993,496	$711,177

Since Optex Systems, Inc. (Texas) was acquired in a transaction effected as an asset purchase, Optex Systems, Inc. (Delaware) would only be entitled to tax deductions generated after the date of the acquisition on October 14, 2008. Accordingly, no deferred tax assets have been recorded in the accompanying financial statements for net operating losses generated by Optex Systems, Inc. (Texas) prior to that date.

As the result of the assessment of the FASB ASC 740-10 (Prior Authoritative Literature: FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — An Interpretation of FASB Statement No. 109”), Optex Systems Holdings has no unrecognized tax benefits. By statute, the tax year ending in October 3, 2010 is open to examination by the major taxing jurisdictions to which the Optex Systems Holdings is subject.

Cash paid for income taxes for the fiscal years ended October 3, 2010 and September 30, 2009 were  $119,847 and  $488,799, respectively. As of October 3, 2010 Optex Systems Holdings other assets includes  $214,521 of overpaid income taxes from estimated quarterly deposits. We expect recovery of the overpaid tax amount in the next 12 months.

Defined Contribution Plan	12 Months Ended
Oct. 03, 2010
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
Note15 — Defined Contribution Plan

The Company sponsors a defined contribution pension plan under Section 401(k) of the Internal Revenue Code for all employees. Company contributions are voluntary and at the discretion of the Board of Directors. The Company’s contribution expense for the both the fiscal years ended October 3, 2010, and September 30, 2009 was zero.

Reduction in Force	9 Months Ended
Jul. 03, 2011
Restructuring and Related Activities [Abstract]
Restructuring and Related Activities Disclosure [Text Block]
Note 7– Reduction in Force

On April 1, 2010 and June 24, 2010, the Company reduced its workforce by approximately 9 and 15 full-time regular employees, respectively, who were solely or partially dedicated to its periscope production line and supporting functions. The Company also eliminated 2 full-time contract labor employees during April 2010. These reductions in force were made in anticipation of decreased production quantities on its periscope lines in the next fiscal quarter and are intended to reduce the monthly cash burn while maintaining current profit margins on the remaining periscope business. On March 7, 2011 the Company reduced its workforce by 8 full time employees, as a result of the wind-down and completion of one of the Company’s major Howitzer contracts in March 2011.

Subsequent Events	9 Months Ended	12 Months Ended
	Jul. 03, 2011	Oct. 03, 2010
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 8 – Subsequent Events

On July 25, 2011, the preferred shareholders agreed to waive all accrued dividends up to the date of the waiver and all future dividends which may accrue on or after the waiver upon the effectiveness of the Registration Statement filed on form S-1 and discussed in note 6. In exchange for the waiver, the Company has agreed to a new stated value per share of the Series A Preferred Stock of  $6,860.34 which shall be accepted as payment in full of dividends to date in the event the Registration Statement is not declared effective.

Note 16 — Subsequent Events

On November 23, 2010, Peninsula Bank Business Funding waived the Company’s requirement to meet the EBITDA requirement set forth in Section 6.8 (c) of the August 3, 2010 amended Agreement for the fourth quarter ended October 3, 2010. In addition, on November 29, 2010 Peninsula Bank Business Funding agreed to a second amendment for Section 6.8 (d) of the Agreement to adjust the minimum EBITDA covenant for the fiscal quarter ending January 2, 2011 to  $95,000.

On March 22, 2011, Peninsula Bank Business Funding and the Company, entered into a fourth amendment to the existing credit facility agreement between them to extend the maturity date to March 15, 2012 (a prior third amendment entered into on February 15, 2011 was in all material respects superseded by the amendments made in the fourth amendment). Section 1.1 was amended (i) to define “Borrowing Base” as  $175,000, (ii) to delete the definition of “EBITDA”, and (iii) to amend subsection (i) of the definition of “Eligible Accounts” so as to exclude any accounts for any account debtor (other than GDLS) which exceed 30% of all accounts and for GDLS to exclude those total obligations which exceed the lesser of 50% of all accounts or the aggregate sum of  $500,000. Section 2.3(a)(ii) was amended so that the minimum semi annual interest payment is  $20,000, and Section 6.8 was amended in its entirety so as to require the Company to maintain a zero balance on the revolving line for a period of at least 30 consecutive days during the period from March 15, 2011 and March 15, 2012.